SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
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Central Parking Corporation
(Name of Registrant as Specified In Its Charter)
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2401 21st Avenue South, Suite 200
Nashville, Tennessee 37212
To Our Shareholders:
     On behalf of the Board of Directors, it is our pleasure to invite you to attend the Annual Meeting of Shareholders of Central Parking Corporation.
     As shown in the formal notice enclosed, the meeting will be held on Tuesday, February 21, 2006, at 10:00 a.m. (Central Standard Time) at our corporate headquarters in Nashville, Tennessee. The purpose of this year’s meeting is to elect directors, adopt the 2006 Long-Term Incentive Plan and transact such other business as may properly come before the meeting. The meeting will include a report on Central Parking Corporation’s activities for the fiscal year ended September 30, 2005, and there will be an opportunity for comments and questions from shareholders.
     Whether or not you plan to attend the meeting, it is important that you are represented and that your shares are voted. Accordingly, after reviewing the Proxy Statement, we ask you to vote using the telephone or Internet voting instructions found on the enclosed proxy card or to complete, sign and date the proxy card and return it as soon as possible in the postage-paid envelope provided. Early return of your proxy or vote over the Internet or by telephone will permit us to avoid the expense of soliciting the votes of shareholders.

Sincerely,

Monroe J. Carell, Jr.
Executive Chairman
January 30, 2006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION AND VOTING PROCEDURES
PROPOSAL I
EXECUTIVE OFFICERS
OWNERSHIP BY MANAGEMENT AND CERTAIN SHAREHOLDERS
EXECUTIVE COMPENSATION
PROPOSAL II
PROPOSAL FOR APPROVAL OF THE 2006 LONG-TERM INCENTIVE PLAN
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
CODE OF ETHICS
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSALS OF STOCKHOLDERS FOR 2006 ANNUAL MEETING
AUDITORS
AUDITORS FEES
STOCK PERFORMANCE GRAPH
APPENDIX A

CENTRAL PARKING CORPORATION
2401 21st Avenue South
Nashville, Tennessee 37212
(615) 297-4255
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held February 21, 2006
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Central Parking Corporation, a Tennessee corporation (the “Company”), will be held at the Company’s headquarters, 2401 21st Avenue South, Third Floor, Nashville, Tennessee, on Tuesday, February 21, 2006, at 10:00 a.m. (Central Standard Time) (the “Annual Meeting”) for the following purposes:
1.	To elect nine directors for the term ending at the Annual Meeting of Shareholders to be held in 2007;
2.	To approve the adoption of the Central Parking Corporation 2006 Long-Term Incentive Plan; and
3.	To transact such other business as may properly come before the Annual Meeting and any continuations and adjournments thereof.
     The Board of Directors has fixed the close of business on December 30, 2005, as the record date for determining the holders of the common stock of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.
     The common stock of the Company should be represented as fully as possible at the Annual Meeting. Therefore, please vote using the telephone or Internet voting instructions found on the enclosed proxy card or sign and return the enclosed proxy at your earliest convenience. You may, of course, revoke your proxy at any time before it is voted at the Annual Meeting. However, voting by telephone or Internet or signing and returning the proxy will assure your representation at the Annual Meeting if you do not attend.

By Order of the Board of Directors

Henry J. Abbott, Secretary
Nashville, Tennessee
January 30, 2006
YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN,
DATE AND RETURN YOUR PROXY.

CENTRAL PARKING CORPORATION
2401 21st Avenue South
Nashville, Tennessee 37212
(615) 297-4255
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To be Held February 21, 2006
INTRODUCTION AND VOTING PROCEDURES
     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Central Parking Corporation, a Tennessee corporation (“Central Parking” or the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held at the Company’s headquarters, 2401 21st Avenue South, Third Floor, Nashville, Tennessee, on Tuesday, February 21, 2006, at 10:00 a.m. (Central Standard Time) and at any continuations and adjournments thereof (the “Annual Meeting”). This Proxy Statement is first being mailed on or about January 30, 2006, to holders of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) of record at the close of business on December 30, 2005. The cost of this solicitation will be borne by the Company.
     The shares of Common Stock held by each shareholder who votes by Internet or telephone or who signs and returns the enclosed proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting unless such proxy shall be timely revoked. If the enclosed form of proxy is executed and returned, it may, nevertheless, be revoked at any time before it is voted by delivery of a written revocation or a duly executed proxy bearing a later date to the Secretary of the Company at its headquarters or by the shareholder personally attending and voting his or her shares at the Annual Meeting. Instructions for voting on the Internet or by telephone may be found in the Proxy Voting Instructions accompanying the Proxy Card.
     The Board has fixed the close of business on December 30, 2005, as the record date for the Annual Meeting. Only shareholders of record at the close of business on December 30, 2005, are entitled to notice of and to vote at the Annual Meeting. At the close of business on such date, there were 31,939,656 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be considered at the Annual Meeting. A quorum (i.e., holders of record of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting) is required for any vote taken at the Annual Meeting. Assuming a quorum is present with respect to such matters, the affirmative vote of a plurality of the shares of Common Stock cast is required for the election of directors and the affirmative votes must exceed the negative votes of the shares of Common Stock cast for approval of the 2006 Long-Term Incentive Plan and any other matter submitted to a vote of the shareholders at the Annual Meeting. Under Tennessee law, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary power to vote on a particular matter) are treated as present and entitled to vote and, therefore, will be counted in determining whether a quorum is present. However, abstentions and non-votes will not be counted as affirmative or negative votes cast and on the approval of any matters which require a majority vote for approval, will have no effect on the vote. They have no legal effect on the election of directors.
     The Annual Report to Shareholders of the Company (the “Annual Report”) for the fiscal year ended September 30, 2005, is being mailed concurrently with this Proxy Statement to all holders of Common Stock of record at the close of business on December 30, 2005. In addition, the Company has provided (at Company expense) brokers, dealers, banks, voting trustees and their nominees with additional copies of the Proxy Statement and the Annual Report for distribution to beneficial owners of the Company’s Common Stock as of the record date. Additional copies of the Annual Report and the Annual Report on Form 10-K for the fiscal year ended September 30, 2005 (but without exhibits to the Form 10-K) may be obtained without charge upon request to Kate Leahy, 2401 21st Avenue South, Nashville, Tennessee 37212; (615) 297-4255; or via e-mail to kleahy@parking.com.

     EACH PROPERLY EXECUTED PROXY RECEIVED IN TIME FOR THE ANNUAL MEETING WILL BE VOTED AS SPECIFIED THEREIN. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN WHO ARE STANDING FOR ELECTION AS DIRECTORS AND FOR THE APPROVAL OF THE 2006 LONG-TERM INCENTIVE PLAN. Management does not know of any other matters that will be presented for action at the Annual Meeting of Shareholders. If any other matter does come before the Annual Meeting of Shareholders, however, the persons appointed in the proxy will vote in accordance with their best judgment on such matter.
PROPOSAL I.
ELECTION OF DIRECTORS
     The Board of Directors is not classified so all of our directors are elected annually. The current Board of Directors consists of eight directors. One director, Cecil Conlee, is not standing for re-election. Claude Blankenship and Emanuel Eads have been nominated as additional directors. As a result, nine directors have been nominated for election at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in the proxy.
     We propose that the nominees listed below be elected as members of the Board of Directors at the Annual Meeting. Each of the nominees will be elected to serve as a director until the annual meeting of shareholders in 2007 or until his or her respective successor is duly elected and qualified. If a nominee becomes unable or unwilling to accept nomination or election, the person or persons voting the proxy will vote for such other person or persons as may be designated by the Board of Directors. The Board has determined that five of the current eight directors (Mr. Baker, Mr. Nelson, Mr. Shell, Mr. Smith and Mr. Conlee ) are independent directors within the meaning of the listing requirements of the New York Stock Exchange. Mr. Conlee is not standing for reelection, but the Board anticipates that Mr. Blankenship, if he is elected, will qualify as an additional independent director within the meaning of the listing requirements of the New York Stock Exchange

	Director	Positions with Company, Directorships and Business
Name and Age	Since	Experience for Last Five Years
Monroe J. Carell, Jr., 74	1979	Executive Chairman of the Board of Directors of the Company since August 2005. Mr. Carell served as Chairman of the Board of Directors from 1979 to until being named Executive Chairman. Mr. Carell also served as Chief Executive Officer from 1979 until April 2001 and from May 2003 to August 2005. Mr. Carell has served as a trustee of Vanderbilt University since 1991 and is a life member of the Urban Land Institute.

Raymond T. Baker, 55	2004	Partner, Gold Crown Management Company, a real estate asset management company, from 1974 to present. Mr. Baker is the founder and has served as Co-Director of the Gold Crown Foundation since 1986. He is a member of the Board of Directors of Alpine Banks of Colorado. Mr. Baker also serves on the Steele Street Bank Board of Directors and Land Title Guarantee Board of Directors. Mr. Baker is currently serving as Chairman of the Board of the Denver Metropolitan Major League Baseball Stadium District; Chairman of the Board of the Metropolitan Football Stadium District (Denver); Former Chair of the Colorado Commission on Higher Education and the Colorado Commission on Higher EducationCapital Development Committee.

Claude Blankenship, 65	Nominee	Executive Managing Partner, Blankenship CPA Group, a firm that provides audit, tax, accounting and business consulting services, since September 1992. Mr. Blankenship is a member of the American Institute of Certified Public Accountants (AICPA) and serves on the AICPA Executive Committee for Private Companies Practice Section. He is also a member and past president of the Tennessee Society of Certified Public Accountants. Mr. Blankenship currently serves on the Board of Directors of Faith Family Clinic and the Family Foundation.

	Director	Positions with Company, Directorships and Business
Name and Age	Since	Experience for Last Five Years
Kathryn Carell Brown, 43	2004	Mrs. Brown was employed in various corporate staff positions with the Company from 1986 through 1996. She served as Project Manager for Herbert and Company, a residential construction company, from February 1998 until December 2000. Mrs. Brown currently serves as Vice Chairman of the Tennessee Repertory Theater and a member of the Board of Trustees of The Ensworth School. Mrs. Brown is the daughter of Monroe J. Carell, Jr., Executive Chairman of the Board of Directors of the Company.

Emanuel J. Eads, 54	Nominee	President and Chief Executive Officer since August 2005. Mr. Eads served as President and Chief Operating Officer from May 2003 to August 2005. He served as President – Business Development from October 2001 until his appointment as President and Chief Operating Officer. Prior to October 2001, Mr. Eads served as Executive Vice President, a position he assumed in August 1998. Employed by the Company since 1974, Mr. Eads previously served in a variety of positions of increasing responsibility including Senior Vice President, Regional Manager and General Manager.

Lewis Katz, 64	1998	Mr. Katz serves as Governor of the New Jersey Nets, a National Basketball Association franchise. He served as the Chief Executive Officer of Kinney System Holding Corp., a parking services company, from November 1990 until the Company acquired Kinney in February 1998.

Edward G. Nelson, 74	1993	Mr. Nelson formed Nelson Capital Corp., a merchant banking firm, in 1985, and has served as Chairman and President since its organization. Mr. Nelson serves as a director of Bucyrus International, Inc., a manufacturer of surface mining equipment, Ohio Steel Forge, a subsidiary of Daido Steel of Japan and Evolved Digital Solutions, a radiology management company. Mr. Nelson also serves as a trustee of Vanderbilt University and is Honorary Consul General of Japan.

Owen G. Shell, Jr., 69	2004	Mr. Shell is a private investor. He served as President of the Asset Management Group of Bank of America Corporation from November 1996 until June 2001. From 1986 until 1996, Mr. Shell served as President of Bank of America/Tennessee and Chairman of the Commercial Corporate Forum for Bank of America Corporation. He has served as a director and member of the Audit Committee of LifePoint Hospitals, Inc. since December 2002.

William B. Smith, 62	2004	Mr. Smith has served as an Advisory Director of Morgan Stanley & Co. Incorporated, a financial services firm, since July 2000. From May 1997 until July 2000, Mr. Smith served as Managing Director of Morgan Stanley, head of Morgan Stanley Realty and a member of the Investment Banking Department. He joined Dean Witter Discover, which merged with Morgan Stanley in May 1997, in 1982. Mr. Smith has served as a director of Pulte Homes, Inc., a real estate home building company, since March 2001.
     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE ON EACH DIRECTOR IS NECESSARY FOR HIS OR HER ELECTION.

EXECUTIVE OFFICERS

	Year of	Positions With The Company And Business
Name & Age	Employment	Experience For The Last Five Years
Monroe J. Carell, Jr., 74	1967	Executive Chairman of the Board of Directors since August 2005. Mr. Carell served as Chairman of the Board from 1979 until being named Executive Chairman. He also served as Chief Executive Officer from 1979 until April 2001 and from May 2003 until August 2005.

Emanuel J. Eads, 54	1974	Named Chief Executive Officer in August 2005. Mr. Eads served as President and Chief Operating Officer from May 2003 until August 2005. He served as President — Business Development from October 2001 until his appointment as President and Chief Operating Officer. Prior to October 2001, Mr. Eads served as Executive Vice President, a position he assumed in August 1998. Employed by the Company since 1974, Mr. Eads previously served in a variety of positions of increasing responsibility including Senior Vice President, Regional Manager and General Manager.

James H. Bond, 63	1971	President — International Operations since October 2001. Mr. Bond has been employed by the Company since 1971 in a variety of positions of increasing responsibility and served as President and Chief Operating Officer until October 2001.

William H. Bodenhamer, 53	2001	President of the Company’s USA Parking subsidiary, which was acquired by the Company in October 2001. Mr. Bodenhamer founded USA Parking in 1980 and has served as its president since that time. USA Parking provides valet parking and transportation services primarily to the hospitality industry.

Robert Cizek, 41	1990	Senior Vice President since May 2000. Mr. Cizek is responsible for the Company’s operations in the Southeast and Texas. He also oversees the Company’s Government Services segment. He served as a regional manager for the Company from March 1995 until his appointment as Senior Vice President. Prior to March 1995, Mr. Cizek served as a general manager and operations manager for the Company.

Jeff Heavrin, 44	2002	Senior Vice President and Chief Financial Officer since June 2005. Mr. Heavrin served as Vice President and Controller of the Company from December 2002 to June 2005 and served as interim Chief Financial Officer from March to June 2005. Prior to joining the Company, Mr. Heavrin served as Controller of Service Merchandise, a retailer, from December 1998 to December 2002. Prior to December 1998, he held positions of increasing responsibility with Deloitte Touche. Mr. Heavrin is a Certified Public Accountant.

Donald N. Holmes, 55	2002	Senior Vice President — Human Resources since January 2002. From 1990 to 2001, Mr. Holmes held positions of increasing responsibility in human resources with CSX Transportation, including Assistant Vice President, Human Resources — Operations. He previously held various human resources positions with SmithKline Beecham Corporation.

	Year of	Positions With The Company And Business
Name & Age	Employment	Experience For The Last Five Years
Alan J. Kahn, 45	1982	Executive Vice President since August 2005. Mr. Kahn served as Senior Vice President from April 1996 to August 2005. He is responsible for the Company’s operations in the Midwest, Rocky Mountains, Mid-Atlantic, Upstate New York, Canada (except British Columbia) and Europe. He previously served in various other positions with the Company, including general and regional manager. Mr. Kahn serves on the Executive Committee of the National Parking Association and is Secretary of the association.

Gregory D. Maxey, 48	1979	Senior Vice President responsible for the Company’s operations in the Mid-Atlantic region and portions of the Southeast since December 2002. Mr. Maxey served as Managing Director of the Company’s European operations from 1999 until appointed to his current position. From 1995 to 1999, he served as International Marketing Director for the Company. He previously served in a variety of other positions with the Company including regional and general manager.

Benjamin F. Parrish, Jr., 49	1998	Senior Vice President and General Counsel since August 1998. From 1993 to 1998, Mr. Parrish served as Senior Vice President and General Counsel of Smith & Nephew, Inc., a medical products company.

William R. Porter, 51	1996	Senior Vice President — Acquisitions since November 1996. From 1991 to 1996, Mr. Porter served as Executive Vice President — Marketing for Ace Parking, a parking management company.

Gregory J. Stormberg, 43	1996	Executive Vice President since August 2005. Mr. Stormberg served as Senior Vice President from October 2002 to August 2005. He is responsible for the Company’s operations in the Northeast, Southwest, Southeast and the West Coast. From February 1997 until his appointment as Senior Vice President, Mr. Stormberg served as Regional Manager of the Company’s operations in Texas and portions of the Southwest.

OWNERSHIP BY MANAGEMENT AND CERTAIN SHAREHOLDERS
     The table below sets forth certain information regarding the beneficial ownership of the Common Stock as of December 30, 2005, of (i) each person known to the Company to beneficially own 5% or more of the Common Stock, (ii) each director, nominee and Named Executive Officer, and (iii) all directors, nominees and executive officers of the Company as a group. On that date, 31,939,656 shares were outstanding. Unless otherwise indicated, the persons listed below have sole voting and investment power over the shares of the Common Stock indicated.

	Amount and
	Nature of
	Beneficial
Beneficial Owner	Ownership(1)		Percent(1)
Monroe J. Carell, Jr.	6,495,827	(2)	20.18%
2401 21st Avenue South, Suite 200, Nashville, Tennessee 37212
The Carell Children’s Trust (3)	6,696,153		20.97%
One Belle Meade Place, Suite 310, 4400 Harding Road, Nashville, Tennessee 37205
T. Rowe Price Associates, Inc.	2,835,600	(4)	8.88%
100 E. Pratt Street Baltimore, Maryland 21202
Dimensional Fund Advisors	2,591,130	(5)	8.11%
1299 Ocean Avenue, 11th Floor Santa Monica, California 90401
Columbia Wanger Asset Management	2,636,900	(6)	8.26%
227 West Monroe Street, Suite 3000 Chicago, Illinois 60606
Raymond T. Baker	5,000	(7)	*
William H. Bodenhamer	177,269	(8)	*
James H. Bond	551,659	(9)	1.71%
Kathryn Carell Brown	2,015,912	(10)	6.31%
Cecil Conlee	51,247	(11)	*
Edward G. Nelson	27,500	(12)	*
Emanuel J. Eads	268,632	(13)	*
Jeff Heavrin	13,996	(14)	*
Alan Kahn	204,395	(15)	*
Lewis Katz	699,686	(16)	2.19%
Owen G. Shell	6,000	(17)	*
William B. Smith	4,000	(18)	*
Gregory J. Stormberg	87,625	(19)	*

Directors and executive officers as a group (19 persons)	11,445,936	(20)	33.60%

*	Indicates less than 1%.
(1)	For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group has the right to acquire within 60 days after the date set forth above, or with respect to which such person otherwise has or shares voting or investment power. For purposes of computing beneficial ownership and the percentages of outstanding shares held by each person or group of persons on a given date, shares which such person or group has the right to acquire within 60 days after such date are shares for which such person has beneficial ownership and are deemed to be outstanding for purposes of computing the percentage for such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(2)	Includes options to purchase 218,207 shares of Common Stock granted pursuant to the Key Personnel Plan, 26,513 deferred stock units, 124,999 shares held by the Monroe Carell, Jr. Foundation and 296,141 shares held by the Monroe Carell, Jr. 2003 Grantor Retained Annuity Trust. Excludes 6,696,153 shares held by The Carell Children’s Trust. See footnote 3.

(3)	The Carell Children’s Trust is a trust created by Mr. Carell in 1987 for the benefit of his children. The trustee is Equitable Trust Company.

(4)	Based on Amendment No. 4 to Schedule 13G filed by T. Rowe Price Associates, Inc. with the Securities and Exchange Commission on February 15, 2005.

(5)	Based on Schedule 13G filed by Dimensional Fund Advisors with the Securities and Exchange Commission on February 9, 2005.

(6)	Based on Schedule 13G filed by Columbia Wanger Asset Management with the Securities and Exchange Commission on February 10, 2005.

(7)	Includes 3,000 directly owned shares and 2,000 shares of restricted stock.

(8)	Includes 61,769 deferred stock units and options to purchase 115,500 shares of Common Stock.

(9)	Includes 267,750 shares of stock held in an irrevocable trust that were granted under the Company’s 1995 Restricted Stock Plan in connection with Mr. Bond’s Performance Unit Agreement, 2,250 shares held by his spouse, 11,806 shares directly owned, 5,353 deferred stock units, and options to purchase 264,500 shares of Common Stock granted pursuant to the Company’s Key Personnel Plan. This amount excludes 700 shares held by the Andrew Bond Trust with respect to which Mr. Bond disclaims beneficial ownership.

(10)	Includes 81,630 shares held by the 1996 Carell Grandchildren’s Trusts with respect to which Mrs. Brown is a co-trustee, 20,000 shares held by the Kathryn Carell Brown Foundation with respect to which Mrs. Brown serves on the Board of Trustees, 79,303 shares held by the 2002 Katheryn Carell Brown Charitable Trust, 1,832,860 shares held by various trusts of which Mrs. Brown serves on the committee which has investment power with respect to Central Parking Common Stock held by such trusts and 2,000 restricted shares. This amount excludes 6,696,153 shares held by The Carell Children’s Trust with respect to which Mrs. Brown is a beneficiary. See footnote 3. This amount also excludes 61,823 shares held by her spouse and trusts for the benefit of Mrs. Brown’s children of which Mrs. Brown disclaims beneficial ownership.

(11)	Includes options to purchase 38,750 shares of Common Stock, 4,000 restricted shares and 8,497 shares directly owned by Mr. Conlee.

(12)	Includes 4,500 shares held by Mr. Nelson’s spouse, of which Mr. Nelson disclaims beneficial ownership, and options to purchase 27,500 shares of Common Stock, restricted shares of 4,000 and directly owned shares of 23,943.

(13)	Includes 18,993 deferred stock units, options to purchase 249,750 shares of Common Stock and 16,174 shares directly owned by Mr. Eads.

(14)	Includes options to purchase 12,750 shares of common stock.

(15)	Includes 13,154 deferred stock units options to purchase 179,750 shares of common stock and 11,491 shares directly owned by Mr. Kahn.

(16)	Includes 667,779 shares of Common Stock owned by a partnership of which Mr. Katz is a general partner, options to purchase 25,250 shares of the Company’s Common Stock, 4,000 restricted shares and 2,657 shares directly owned by Mr. Katz.

(17)	Includes 4,000 shares directly owned and 2,000 restricted shares.

(18)	Includes 2,000 directly owned shares and 2,000 restricted shares of stock.

(19)	Includes options to purchase 87,625 shares of common stock.

(20)	Includes options to purchase 1,976,582 shares of the Company’s Common Stock, 152,381 deferred stock units and 287,750 shares of Restricted Stock.

EXECUTIVE COMPENSATION
     The following table summarizes information concerning cash and non-cash compensation paid to or accrued for the benefit of the persons who served as Central Parking’s Chief Executive Officer and the persons who were the four other most highly compensated executive officers during fiscal 2005 (the “Named Executive Officers”) for all services rendered in all capacities to Central Parking for the fiscal years indicated.
Summary Compensation Table

		Annual Compensation			Long-Term Compensation
				Other		Securities
				Annual	Restricted	Underlying	All Other
Name and				Compen-	Stock	Options/	Compen-
Principal Position	Year	Salary($)(1)	Bonus($)(1)	sation($)(2)	Awards($)	SARs(#)(3)	sation($)(4)
Monroe J. Carell, Jr.	2005	525,591	123,020	—	—	—	15,619	(6)
Excutive Chairman (5)	2004	543,906	137,500	33,994	—	23,000	21,202	(7)
	2003	525,000	275,000	39,267	—	25,000	17,328	(8)
Emanuel J. Eads	2005	466,795	150,358	—	—	—	8,200
President and Chief	2004	448,767	125,000			23,000	8,200
Executive Officer (9)	2003	400,000	250,000	—	—	45,000	8,000
Gregory J. Stormberg	2005	300,329	300,000	—	—	—	82,219	(10)
Executive Vice President	2004	299,178	225,000	—	—	23,000	8,200
	2003	295,151	120,000	—	—	40,000	47,620	(11)
James H. Bond	2005	448,768	41,007	—	—	—	8,200
President — International	2004	448,768	118,500	—	—	23,000	8,000
Operations	2003	450,000	185,164	—	—	45,000	8,000
William H. Bodenhamer	2005	351,726	102,994	93,092		—	8,200
President — USA Parking	2004	149,589	350,000	100,021		23,000	8,200
	2003	149,589	300,000	89,918		25,000	8,000
Alan Kahn	2005	310,685	142,642	7,132	—	—	8,200
Executive Vice President (9)	2004	299,178	211,368	10,568	—	23,000	8,200
	2003	297,068	164,046	12,303	—	25,000	8,000

(1)	Includes amounts deferred under the Company’s Profit Sharing and 401(k) Savings Plan and Deferred Stock Unit Plan.

(2)	Except as otherwise noted, these amounts represent the dollar value as of the end of each fiscal year of premium shares awarded each year under the Company’s Deferred Stock Unit Plan. The premium units vest ratably over a four-year period from the date of grant.

(3)	These amounts represent the number of shares subject to options granted each year under the Company’s 1995 Incentive and Nonqualified Stock Option Plan for Key Personnel. No stock appreciation rights were granted under this plan.

(4)	These amounts include contributions by the Company to the Company’s Profit Sharing and 401(k) Savings Plan, and miscellaneous compensation.

(5)	Served as Chairman and Chief Executive Officer from May 2003 to August 2, 2005.

(6)	Includes $7,419 in insurance premiums.

(7)	Includes $13,002 in insurance premiums.

(8)	Includes $9,328 in insurance premiums.

(9)	Named President and Chief Executive Officer on August 2, 2005. Served as President and Chief Operating Officer from May 2003 to August 2, 2005.

(10)	Includes relocation expenses of $74,019.

(11)	Includes relocation expenses of $39,620.
Option Grants
     Central Parking did not grant any options to acquire Common Stock or stock appreciation rights to the Named Executive Officers during the fiscal year ended September 30, 2005.

Option Exercises and Values
     The table below provides information with respect to exercises of options by the Named Executive Officers during the fiscal year ended September 30, 2005 under Central Parking’s Key Personnel Plan and the year-end value of unexercised options. Central Parking has granted no stock appreciation rights.
Aggregated Option/SAR Exercises in the Last Fiscal Year
and Period-End Option/SAR Values

Value of Unexercised
			Number of Securities	In-the-Money
			Underlying Unexercised	Options/SARs at
			Options/SARs at	Fiscal Year-
	Shares		Fiscal Year-End(#)	End($)(1)
	Acquired	Value	Exercisable/	Exercisable/
Name	on Exercise(#)	Realized($)	Unexercisable	Unexercisable
Monroe J. Carell, Jr.	—	—	218,207/12,500	143,070/27,750
Emanuel J. Eads	13,500	—	249,750/12,500	71,070/27,750
James H. Bond	18,000	—	264,500/12,500	71,070/27,750
Gregory J. Stormberg	—	—	87,625/12,500	47,534/27,750
William H. Bodenhamer	—	—	115,500/12,500	61,470/27,750
Alan Kahn	—	—	179,750/12,500	56,670/27,750

(1)	This amount represents the aggregate number of options multiplied by the difference between $14.95 the fair market value of Central Parking Common Stock at September 30, 2005, and the exercise price for each option.
Equity Compensation Plan Information
     The following table provides information about the Company’s equity compensation plans in effect at September 30, 2005, aggregated for two categories of plans: those approved by shareholders and those not approved by shareholders.
Equity Compensation Plan Information

			Number of securities
			remaining available for
	Number of Securities to	Weighted-average	future issuance under equity
	be issued upon exercise	exercise price of	compensation plans
	of outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan category	(a)	(b)	(c)
Employee stock purchase plan	—	—	254,969
Stock option plan – key/ Restricted stock plan (1)	4,002,706	17.53	—
Stock option plan – directors (1)	150,500	27.15	—
Deferred stock unit plan	142,710	18.79	336,790

Total-Plans approved by security holders	4,295,916	17.89	591,759

Total-Plans not approved by security holders	none	—	—

Total all plans	4,295,916	17.89	591,759

(1)	Plan has expired, so no securities remain available under this plan.

Employment Agreements
     Central Parking has entered into employment agreements with Messrs. Carell, Eads, Stormberg, Bond, Bodenhamer and Kahn and other senior executives that provide for base salary and annual performance-based bonus payments (see Summary Compensation Table for base salaries and amounts of bonus payments). These employment agreements generally are for a term of one year but automatically renew for additional one-year periods unless notice is provided at least thirty days prior to the end of the term. The agreements may be terminated by the executive upon 30 days’ written notice or may be terminated by the Company by complying with the severance provisions provided in the agreement except in the case of a termination for cause, in which case the executive is not entitled to severance. These agreements provide that in the event an executive is terminated without cause (and such termination does not occur within two years following a change in control) or the executive terminates his employment for good reason, the executive would receive one year of base salary, bonus and welfare benefits, except in the case of Messrs. Carell and Eads, who would receive two years of base salary, bonus and welfare benefits. Terminated executives would also receive outplacement assistance with a value of up to $25,000. These agreements, other than Mr. Carell’s agreement (Mr. Carell’s non-compete obligations are described below), provide that the executive is subject to a non-competition covenant for 12 months following termination of employment and non-solicitation covenants for 24 months following termination except in the case of a termination following a change in control, in which case the non-competition and non-solicitation covenants are waived.
     These employment agreements further provide generally that in the event of a termination without cause or a constructive discharge within two years following a change in control, most senior executives would receive severance equal to two times base and bonus plus two years of benefits. Messrs. Carell, Eads and Bond, and certain corporate staff executives, would receive three times base and bonus plus three years of benefits in the event of a termination without cause or a constructive discharge within two years following a change in control. Unvested stock options and deferred stock units would vest immediately upon a change in control. The arrangements also include an excise tax gross-up provision. A change in control is defined to include (i) the acquisition of 30% or more of the outstanding stock of the Company other than through acquisitions by the Company, a subsidiary, an employee benefit plan of the Company, or Monroe Carell or family members or related entities; (ii) a change in the majority of the Board; (iii) consummation of a merger, consolidation, or reorganization, unless following such transaction the shareholders prior to the transaction continue to own more than 70% of the outstanding shares, Board members prior to the transaction continue to constitute a majority of the Board and no person or control group owns more than 30% of the stock (other than Mr. Carell, family members or related entities); or (iv) consummation of the sale of all or substantially all of the Company’s assets or the adoption of a plan of liquidation.
     The employment agreements generally define “Termination for Cause” as (i) executive’s embezzlement, intentional mishandling of Company funds or theft or fraud with respect to the business or affairs of the Company; (ii) executive’s conviction of a felony or other crime involving moral turpitude which adversely affects executive’s job-related responsibilities; (iii) a violation by executive of the non-competition and non-solicitation covenants in the agreement; and (iv) executive’s deliberate and willful continuing refusal to substantially perform the duties and obligations of his position. “Constructive Discharge” is defined as termination of executive’s employment due to a failure of the Company to fulfill its obligations under the agreement in any respect, including (i) any reduction in executive’s base salary or annual incentive award or any other Company incentive plan target other than reductions not to exceed 25% applicable to all executive officers of the Company; (ii) substantial reduction of benefits or (iii) the reduction in the title, authority and/or duties of the executive.
     On December 14, 2004, the Company entered into an Employment Agreement and a Revised Deferred Compensation Agreement with Monroe Carell. The Employment Agreement and the Revised Deferred Compensation Agreement were negotiated in connection with Mr. Carell’s return to the company as chief executive officer. The Employment Agreement is described above. The Revised Deferred Compensation Agreement replaced the prior deferred compensation agreement between Mr. Carell and the Company dated October 1, 1988, as amended. The Revised Deferred Compensation agreement provides that Mr. Carell is subject to non-competition and non-solicitation covenants during any period payments are made under the agreement, including periods following termination of employment, and for 12 months following the acceleration of amounts payable to Mr. Carell under the agreement upon a change in control (as described below). Following the termination of his employment, for any reason other than death, the Revised Deferred Compensation Agreement entitles Mr. Carell to annual payments of $500,000 until his death and, in the event his wife survives him, she is entitled to annual payments of $500,000 until her death. The agreement further provides that in the event of a change in control the annual payments shall cease, and the Company shall make a lump sum payment to Mr. Carell equal to the then actuarial value of the foregoing annual payments payable under this agreement. Mr. Carell also agrees to provide consulting services to the Company following the termination of his employment. In addition, the agreement provides that if Mr. Carell ceases to serve as the chief executive officer, he shall be entitled to annual payments of $300,000 until the later of (i) the date he ceases to serve as non-employee chairman of the Company’s board of directors or (ii) the date five years following the first payment; provided such payments shall cease if Mr. Carell breaches the non-competition or non-solicitation provisions. The arrangements also include an excise tax gross-up provision. The Revised Deferred Compensation Agreement was amended on October 27, 2005, to clarify the Company’s obligations under the agreement to provide health insurance coverage following termination of employment for Mr. Carell and his wife. Under the amended agreement, Mr. Carell agreed to procure Medicare supplemental insurance coverage that provides substantially the same level of benefits as the Company’s plan. The Company will reimburse Mr. Carell for the costs of such coverage for Mr. Carell and his wife. In the event of a change in control, the Company will pay Mr. Carell or his widow a lump sum payment equal to the actuarial value of the amounts payable by the Company for such coverage.
     Under the terms of a Performance Unit Agreement dated as of June 26, 1986, as amended, between Mr. Bond and the Company, Mr. Bond was issued 267,750 shares of Common Stock under the Company’s 1995 Restricted Stock Plan, together with the right to receive additional shares of restricted Common Stock in an amount determined by a formula based upon the Company’s performance. Pursuant to amendments to the Performance Unit Agreement effective May 31, 2001, and September 30, 2001, the restricted shares were placed in an irrevocable trust and are distributable to Mr. Bond upon termination of his employment with the Company for any reason. The market value of the restricted shares was $4,002,863 on September 30, 2005.
Director Compensation
     Non-employee directors of Central Parking receive an annual retainer of $20,000, a meeting fee of $4,000 for each Board of Directors meeting attended, a meeting fee of $2,000 for each committee meeting attended and an annual grant of 2,000 shares of restricted stock. Committee chairpersons also receive an annual retainer of $5,000. Directors who are employees of Central Parking or its affiliates do not receive additional compensation for services as a director of Central Parking. All directors are reimbursed for actual expenses incurred in connection with attending meetings.
Board of Directors and Corporate Governance
     During Central Parking’s fiscal year ended September 30, 2005 (“fiscal 2005”), the Board held eight meetings. The Board frequently meets in Executive Session, from which all employees of the Company, except the Executive Chairman, are excluded. Matters relating to compensation, succession planning and other more sensitive areas are discussed at these sessions. The Board also meets regularly in Executive Session without the Executive Chairman. The presiding director solicits topics for discussion from the other directors and provides feedback from the Executive Session to the Chief Executive Officer and the General Counsel. The presiding director is chosen annually by a majority vote of the non-executive directors. The current presiding director is Ed Nelson. The Board has adopted Corporate Governance Guidelines, a current copy of which is available on the Company’s website, www.parking.com. In addition, copies of the Corporate Governance Guidelines may be obtained without charge upon request to Kate Leahy, Central Parking Corporation Human Resources Department, 2401 21st Avenue South, Nashville, Tennessee 37212; (615) 297-4255; or via e-mail to kleahy@parking.com.
Committees of the Board of Directors
     The Board has the following committees: Audit, Compensation and Nominating/Corporate Governance. During fiscal 2005, the Audit Committee held thirteen meetings, the Compensation Committee held six meetings and the Nominating/Corporate Governance Committee did not meet. During fiscal 2005, all of the current directors of Central Parking attended at least 75% of the aggregate number of meetings of the Board and the respective committees of the Board on which they served.

     The Compensation Committee, which is comprised of Messrs. Conlee, Baker and Shell,, is responsible for reviewing and recommending the appropriate compensation and benefits of officers of Central Parking, administering Central Parking’s 1995 Incentive and Nonqualified Stock Option Plan for Key Personnel and overseeing Central Parking’s various other compensation and benefit plans. The Compensation Committee has a written charter, a current copy of which is available on the Company’s website, www.parking.com. In addition, copies of the Compensation Committee Charter may be obtained without charge upon request to Kate Leahy, Central Parking Corporation Human Resources Department, 2401 21st Avenue South, Nashville, Tennessee 37212; (615) 297-4255; or via e-mail to kleahy@parking.com
     The Audit Committee, which is comprised of Messrs. Nelson, Conlee and Smith, is responsible for overseeing the auditing procedures and financial reporting of Central Parking, reviewing the scope of Central Parking’s annual audit and the fees charged by Central Parking’s independent registered public accounting firm, receiving, reviewing and accepting the reports of Central Parking’s independent registered public accounting firm, and overseeing Central Parking’s systems of internal accounting and management controls. The Audit Committee has a written charter, a current copy of which is available on the Company’s website, www.parking.com. In addition, copies of the Audit Committee Charter may be obtained without charge upon request to to Kate Leahy, Central Parking Corporation Human Resources Department, 2401 21st Avenue South, Nashville, Tennessee 37212; (615) 297-4255; or via e-mail to kleahy@parking.com
     The Nominating/Corporate Governance Committee, which is responsible for identifying and recommending to the Board nominees for director and for providing guidance to the Board on corporate governance issues, is comprised of Messrs. Shell, Baker and Nelson. The Nominating/Corporate Governance Committee will solicit recommendations for nominees from persons whom the committee believes are likely to be familiar with qualified candidates, including members of the Board and senior management. The Nominating/Corporate Governance Committee may also engage a search firm to assist in identifying qualified candidates. The Nominating/Corporate Governance Committee evaluates potential nominees by examining, among other things, their qualifications, background information, references and relevant experience and selects individuals who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment throughout their careers and who will be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders. Mr. Blankenship was recommended to the Nominating/Corporate Governance Committee by Monroe Carell, Executive Chairman of the Board.
     The Nominating/Corporate Governance Committee will consider nominees for director recommended by shareholders if they are submitted in writing to the Corporate Secretary not later than the 120th calendar day before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting. Such written recommendation from shareholders must set forth the names of such nominees and all supporting information relating to such persons, including their qualifications for service as a director of the Company (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected). All nominees properly submitted to the Secretary will be evaluated and considered by the members of the Nominating/Corporate Governance Committee using the same criteria as nominees identified by the Nominating/Corporate Governance Committee itself. The Board has determined that each member of the Nominating/Corporate Governance Committee is independent as defined in the New York Stock Exchange listing standards. The Nominating/Corporate Governance Committee has a written charter, a current copy of which is available on the Company’s website, www.parking.com. In addition, copies of the Nominating/Corporate Governance Committee Charter may be obtained without charge upon request to Kate Leahy, Central Parking Corporation Human Resources Department, 2401 21st Avenue South, Nashville, Tennessee 37212; (615) 297-4255; or via e-mail to kleahy@parking.com
Shareholder Communication with the Board
     Shareholders and other constituencies may communicate with the Board or individual members of the Board by addressing written correspondence to Central Parking Corporation, 2401 21st Avenue South, Suite 200, Nashville, Tennessee 37212, attention: Senior Vice President and General Counsel, or by sending an e-mail to bparrish@parking.com. Inquiries sent by mail will be reviewed by the Company’s General Counsel and if they are relevant to, and consistent with, the Company’s operations, policies and philosophies, they will be forwarded to the Audit Committee. This committee will monitor the correspondence and bring any significant issues to the attention of the appropriate members of the Board.
Director Attendance at Annual Meeting
     Central Parking encourages, but does not require, its board members to attend the Annual Shareholders Meeting. Last year, all of our directors attended the 2005 Annual Shareholders Meeting.
Compensation Pursuant to Plans
1995 Incentive and Nonqualified Stock Option Plan for Key Personnel
     Under the 1995 Incentive and Nonqualified Stock Option Plan for Key Personnel (the “Key Personnel Plan”), options to purchase an aggregate of 7,317,500 shares of Common Stock are authorized for grant to directors, officers, and other key employees, consultants and advisors of Central Parking and its subsidiaries. The Key Personnel Plan is administered by the Board of Directors, which determines the vesting period and other terms of the options granted under the plan. Options granted to date have various vesting periods, generally ranging from one year to nine years after the date of the grant and expire on the tenth anniversary of their grant. The vesting of certain options may be accelerated if the Company achieves certain earnings targets or stock price targets. The plan provides that the exercise price of an option must not be less than the fair market value of the Common Stock on the trading day next preceding the date of grant. Vested options generally are exercisable for a period of three months after termination of employment. In the event of a merger or consolidation in which the Company is not the surviving corporation and the options are not assumed or substituted by the surviving corporation, all options will become exercisable immediately prior to such merger or consolidation. As of September 30, 2005, 12 executive officers (one of whom is a director) and approximately 320 key employees held options to purchase a total of 4,002,706 shares under the Key Personnel Plan. No new grants may be made under the Key Personnel Plan after August 2005.
1995 Restricted Stock Plan
     In August 1995, Central Parking’s Board of Directors and shareholders adopted the Restricted Stock Plan under which restricted shares of Common Stock are available for grant to directors, officers and other key employees and consultants of Central Parking and its subsidiaries. The plan is administered by the Board of Directors or a committee designated by the Board, which has the authority to select participants, make stock awards, determine the size and terms of stock awards (subject to the terms of the plan) and to make other determinations with respect to the plan. A participant vests in shares awarded under the plan in accordance with the vesting schedule determined by the Board (or the committee designated by the Board to administer the plan), except that a participant vests fully in any shares awarded under the plan in the event of a change of control, as defined in the plan. As of September 30, 2005, one executive officer and ten non-employee directors held a total of 296,410 shares issued under the Restricted Stock Plan. The Restricted Stock Plan allows for the issuance of up to 7,317,500 shares of Common Stock, in the aggregate, when taken together with shares available for grant under the Key Personnel Plan. A total of 330,463 shares have been issued under the Restricted Stock Plan since inception of the plan. In fiscal 2005, each non-employee director received a restricted stock award of 2,000 shares of restricted stock. No new grants may be made under the Restricted Stock Plan after August 2005.
1996 Employee Stock Purchase Plan
     The Company maintains an employee stock purchase plan that qualifies under Section 423 of the Internal Revenue Code and permits substantially all of the Company’s domestic employees (including executive officers) to purchase shares of the Company’s common stock. The plan authorizes the issuance of up to 850,000 shares of Common Stock. As of September 30, 2005, 595,032 shares had been issued under this plan. Participating employees may purchase common stock at a purchase price equal to 85% of the lower of the fair market value of the common stock at the beginning or end of the purchase period. Participation periods are annual and begin on April 1 of each year. Employees may designate up to 10% of their annual salary (up to a maximum of $25,000) for the purchase of common stock under the plan. A total of 39,012 shares were issued at a purchase price of $14.60 per share to 516 employees in the most recent plan year, which ended on March 31, 2005. The Company suspended contributions into the Plan effective April 1, 2005.
1995 Nonqualified Stock Option Plan for Directors
     In August 1995, Central Parking’s Board of Directors and shareholders adopted the 1995 Nonqualified Stock Option Plan for Directors under which nonqualified options to purchase an aggregate of 475,000 shares of Common Stock are authorized for grant to non-employee directors of Central Parking. Vested options generally are exercisable for a period of three months following termination of service as a director. In the event of a merger or consolidation in which the Company is not the surviving corporation and the options are not assumed or substituted by the surviving corporation, all options will become exercisable immediately prior to such merger or consolidation. As of September 30, 2005, directors held options to purchase an aggregate of 150,500 shares of Common Stock. No new grants may be made under the Directors’ Plan after August 2005.
Profit Sharing and 401(k) Savings Plan
     Under the Central Parking System Profit Sharing and 401(k) Savings Plan, the Company matches 100% of each participant’s pre-tax contributions up to 3% of compensation and matches 50% of the next 2% of compensation. All matching contributions are 100% vested when made. Substantially all of Central Parking’s full-time domestic employees (including all executive officers) are eligible to participate in the plan. The plan also allows profit sharing contributions to be made by the Company. The Company determines the amount of profit sharing contributions, if any, it will contribute to the plan each year. Profit sharing contributions are allocated among participants based on years of service and total compensation (up to $170,000). Profit sharing contributions generally vest over a five-year period. Company contributions to the plan were approximately $2.4 million for fiscal 2005, comprised entirely of company matching contributions to participants in the 401(k) plan. No profit-sharing contributions were made for fiscal 2005.
Deferred Stock Unit Plan
     The Deferred Stock Unit Plan provides for the issuance of up to 375,000 shares of Common Stock. Under the plan, key employees designated to participate in the plan can defer from 5% to 50% of total cash compensation. Amounts deferred under the plan are converted into stock units. The Company matches participant’s deferrals as follows: the first 20% of total compensation deferred is matched at a rate of 25% and deferrals in excess of 20% of total compensation are matched at a rate of 50%. Company matches are in the form of additional stock units, which vest on a pro rata basis over a four-year period. For deferrals during the fiscal year, stock units are credited monthly based on the closing price of the Company’s Common Stock on the last trading day in the month. For deferrals from the annual bonus paid following the end of the fiscal year, stock units are credited based on the average of the twelve monthly closing prices used to credit stock units during the fiscal year. A participant’s stock unit account is distributed in shares of Common Stock to the participant or his designee upon the participant’s retirement, death, termination of employment, commencement date selected by the participant at the time the participant elects to make the deferral, or a change in control (as defined in the plan) of the Company. As of September 30, 2005, ten executive officers were participants in the plan with an aggregate balance of 142,710. The Company suspended contributions to the Deferred Stock Unit Plan effective October 1, 2005.

PROPOSAL II
PROPOSAL FOR APPROVAL OF THE 2006 LONG-TERM INCENTIVE PLAN
     At the Annual Meeting, the shareholders will be requested to approve the Central Parking Corporation 2006 Long-Term Incentive Plan (the “Plan”). The Company’s 1995 Key Personnel Plan, 1995 Directors Plan and Restricted Stock Plan have all terminated by their terms, thus the Board recommends approval of the new 2006 Long-Term Incentive Plan. The Board has unanimously adopted resolutions approving, and recommending to the shareholders for their approval, the Plan. A copy of the Plan is attached hereto as Appendix A.
     The following is a summary of the principal features of the Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the full text of the Plan. The effectiveness of the Plan is dependent on the approval by shareholders within twelve months of its adoption by the Board.
Description of the Plan
General.
     The purposes of the Plan are to (i) attract and retain current and prospective employees and other service providers; (ii) motivate such persons, by means of appropriate incentives, to achieve long range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify the interests of such persons with those of the Company’s shareholders by offering compensation that is based on the Company’s common stock and/or contingent on attaining certain performance goals and thereby promoting the long-term financial interest of the Company, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.
     Further, the Plan is designed to give us additional flexibility to address changing accounting rules and corporate governance practices by utilizing stock options, restricted stock, restricted stock units (RSUs) and stock appreciation rights (SARs). The Key Personnel Plan and the Directors’ Plan provided for only stock option grants. In light of frequent changes in the accounting treatment of various equity incentives and the possibility of future accounting or tax changes, we believe that it is advantageous for us to have maximum flexibility to design and implement future equity compensation.
Administration.
     The Compensation Committee will administer the Plan, and has complete discretion, subject to the provisions of the Plan, to select the employees and other service providers to receive awards under the Plan and determine the type, size and terms of the awards to be granted to each individual selected. The Compensation Committee will also determine the time when the awards will be granted and the duration of any applicable exercise and vesting period, including the criteria for exercisability and vesting.
Shares Subject to the Plan.
     The maximum number of shares of Company common stock which may be awarded and delivered under the Plan shall be 1,500,000 shares of common stock. The shares issued under the Plan may be currently authorized but unissued shares of common stock or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
     The Compensation Committee may settle an award in cash rather than common stock but only to the extent such right to settle an award in cash would not result in the recognition of income or the imposition of interest and penalty under Section 409A of the Code. To the extent any shares of common stock covered by an award are not delivered to a participant or beneficiary because the award is forfeited or canceled, or the shares of common stock are not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the Plan.
     The Plan provides that unless the Compensation Committee determines that an award shall not be designed to qualify as performance-based compensation, the maximum aggregate number of shares of common stock that may be granted pursuant to any award granted in any one calendar year to any one participant (i) shall be 300,000 shares in the form of options or SAR’s; (ii) shall be 300,000 shares in restricted stock or restricted stock units (iii) shall be 300,000 shares of common stock, or equal to the value of 300,000 shares of common stock determined as of the date of vesting or payout, as applicable for performance shares or performance; (iv) may not exceed $2,000,000 determined as of the date of vesting or payout, as applicable; with respect to cash based awards and (v) shall be 300,000 shares of common stock with respect to awards of stock based awards. See “Performance Goals” below.
Adjustments upon Changes in Capitalization, Merger or Sale of Assets.
     In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Compensation Committee may adjust awards to preserve the benefits or potential benefits of the awards. Action by the Compensation Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding awards (as applicable); (iii) adjustment of the exercise price of outstanding awards; and (iv) any other adjustments that the Compensation Committee determines to be equitable.
Termination of Employment or Service.
     Each participant’saward agreement shall set forth the extent to which the participant shall have the right to exercise the award following termination of the participant’s employment or service with the Company. Such provisions shall be determined by the Compensation Committee, shall be included in the award agreement, need not be uniform among all awards issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
Detrimental Activity.
     Unless the award agreement specifies otherwise, the Compensation Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred award at any time if the participant is not in compliance with all applicable provisions of the award agreement and the Plan, or if the participant engages in any Detrimental Activity. Detrimental Activity shall mean any of the following: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company or the use in other than the business of the Company without prior written authorization from the Company, of any confidential information or material, relating to the business of the Company acquired by the participant either during or after employment or service with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, all right, title and interest in any invention or idea, patentable or not, made or conceived by the participant during employment or service by the Company relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) any activity that results in termination of the participant’s employment for cause; (v) a violation of any rules, policies, procedures or guidelines of the Company; (vi) any attempt directly or indirectly to induce any employee or service provider of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the Participant being convicted of, or entering a guilty plea with respect to, a felony or a crime involving financial impropriety or moral turpitude, whether or not connected with the Company; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

     Upon exercise, payment or delivery pursuant to an award, the participant shall certify that he or she is in compliance with the terms and conditions of the Plan and his or her award agreement and is not engaged in any Detrimental Activity. In the event a participant engages in any Detrimental Activity prior to, or during the six (6) months after, any exercise, payment or delivery pursuant to an award agreement, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the participant by the Company.
New Plan Benefits.
     Because benefits under the Plan will depend on the Compensation Committee’s actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees if the Plan is approved by the shareholders. No benefits have been granted under the Plan as of the date hereof.
Options.
     The Compensation Committee may grant nonqualified stock options or incentive stock options under the Plan, and may provide for time-based vesting or vesting upon satisfaction of performance goals and/or other conditions. Unless the Compensation Committee provides for earlier expiration, incentive stock options will expire ten years after the date of grant.
     The Compensation Committee will determine the exercise price for the shares of common stock underlying each award at the time the award is granted. The exercise price for shares under an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted. The fair market value price for a share of Company common stock underlying each award is the closing price per share on the New York Stock Exchange on the date the award is granted. As of January 26, 2006, the closing price for one share of the Company’s common stock was $14.92.
Restricted Stock or Restricted Stock Units
     The Compensation Committee may award restricted stock or restricted stock units under the Plan and, with respect to each such award, shall determine the number of shares associated with each award, and the period of restriction and any other provisions as the Compensation Committee may determine.
     The Compensation Committee may impose, in the award agreement at the time of grant or anytime thereafter, such other conditions and/or restrictions on any shares of restricted stock or restricted stock units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that the participants pay a stipulated purchase price for each share of restricted stock or each restricted stock unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares by the Company upon vesting of such restricted stock or restricted stock units. To the extent deemed appropriate by the Compensation Committee, the Company may retain the certificates representing shares of restricted stock, or shares delivered in consideration of restricted stock units, in the Company’s possession until such time as all conditions and/or restrictions applicable to such shares have been satisfied or lapse. Except as otherwise provided in the Plan, shares of restricted stock covered by each restricted stock award shall become freely transferable by the participant after all conditions and restrictions applicable to such shares have been satisfied or lapsed, and restricted stock units may be paid in cash, shares of common stock, or a combination of cash and shares of common stock as the Compensation Committee shall determine.
     Except as otherwise determined by the Compensation Committee, participants holding shares of restricted stock granted under the Plan shall be granted the right to exercise full voting rights with respect to those shares during the period of restriction. A participant shall have no voting rights with respect to any restricted stock units granted under the Plan.
     Each award agreement shall set forth the participant’s rights to dividends paid with respect to the shares of common stock underlying restricted stock during the period of restriction. The Compensation Committee may designate in the award agreement that a participant holding restricted stock units may be entitled to dividend equivalents, the terms of which shall be determined by the Compensation Committee. The Compensation Committee may apply any restrictions to the dividends or dividend equivalents that the Compensation Committee deems appropriate. The Compensation Committee may determine the form of payment of dividends or dividend equivalents, including cash, shares of common stock, restricted stock, or restricted stock units.
     When and if restricted stock units become payable, the participant shall be entitled to receive payment from the Company in cash, shares of common stock with an equivalent value, in some combination thereof, or in any other form determined by the Compensation Committee in its sole discretion. The Compensation Committee’s determination regarding the form of payment shall be set forth or reserved for later determination in the award agreement pertaining to the grant of the restricted stock unit.
Stock Appreciation Rights
     The Compensation Committee may grant stock appreciation rights or “ SARs” under the Plan, and determine the number of shares covered by each SAR. The Compensation Committee may provide for time-based vesting or vesting upon satisfaction of performance goals and/or other conditions. Each SAR entitles the holder thereof to an amount equal to the difference between the fair market value of a share of Company common stock and a base value. The SAR base value is established by the Compensation Committee and unless otherwise determined by the Compensation Committee, shall equal 100% of the per share fair market value of our common stock on the date of grant. Unless the Compensation Committee provides for earlier expiration, SARs will expire ten years after the date of grant. Unless otherwise provided by the Compensation Committee, unvested SARs will expire upon termination of the participant’s service with the Company. The Compensation Committee may provide in each award agreement the participants right to exercise SAR’s following termination of employment or services with the Company.
     Upon exercise of a SAR, the participant will receive payment from us in an amount determined by multiplying (a) the difference between (i) the fair market value of a share on the date of exercise and (ii) the base value times (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Compensation Committee, SARs may be settled in cash, shares of common stock of equivalent value, in some combination thereof, or in any other form approved by the Compensation Committee.
Performance Goals
     Awards under the Plan may be made subject to performance measures as well as time-vesting conditions. Such performance measures may be established and administered in accordance with the requirements of Section 162(m) of the Code for awards intended to qualify as “performance-based compensation” thereunder. To the extent that performance measures under the Plan are applied to awards intended to qualify as performance-based compensation under Section 162(m) of the Code, such performance measures must utilize one or more objective measurable performance goals as determined by the Compensation Committee based upon one or more factors, including, but not limited to: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales growth; (iv) net operating profit; (v) operating earnings; (vi) operating earnings per share; (vii) return measures (including, but not limited to, return on assets, capital, equity, or sales); (viii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (ix) earnings before or after taxes, interest, depreciation, and/or amortization and including/excluding capital gains and losses; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xix) margins; (xx) operating efficiency; (xxi) customer satisfaction; (xxii) employee and/or service provider satisfaction; (xxiii) working capital targets; (xxiv) economic value added; (xxv) revenue growth; (xxvi) assets under management growth; and (xxvii) rating agencies’ ratings.

     Any performance measure may be used to measure the performance of the Company as a whole or any business unit of the Company or any combination thereof, as the Compensation Committee may deem appropriate, or any of the above performance measures as compared to the performance of a group of comparator companies, or published or special index that the Compensation Committee deems appropriate. In the award agreement, the Compensation Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goal(s). The Compensation Committee may provide in any award agreement that any evaluation of attainment of a performance goal may include or exclude any of the following events that occurs during the relevant period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect awards, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
Cash-Based Awards
     Subject to the terms and provisions of the Plan, the Compensation Committee may grant cash-based awards to participants in such amounts and upon such terms as the Compensation Committee may determine. Each cash-based award shall have a value as may be determined by the Compensation Committee. For each cash-based award, the Compensation Committee may establish performance criteria in its discretion. If the Compensation Committee exercises its discretion to establish such performance criteria, the number and/or value of cash-based awards will be determined in the manner determined by the Compensation Committee to the extent to which the performance criteria are met. Subject to the terms of the Plan, the holder of a cash-based award shall be entitled to receive payout on the value of cash-based award determined as a function of the extent to which the corresponding performance criteria, if any, have been achieved. Payment of earned cash-based awards shall be as determined by the Compensation Committee and evidenced in the award agreement. Subject to the terms of the Plan, the Compensation Committee may pay earned cash-based awards in the form of cash or in shares of common stock (or in a combination thereof) that have an aggregate fair market value equal to the value of the earned cash-based awards. Such shares of common stock may be granted subject to any restrictions deemed appropriate by the Compensation Committee.
Stock-Based Awards
     The Compensation Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions including, but not limited to being subject to performance criteria, or in satisfaction of such obligations, as the Compensation Committee shall determine. Such awards may entail the transfer of actual shares of common stock to participants, or payment in cash or otherwise of amounts based on the value of shares of common stock.
Change of Control.
     Except as otherwise provided in the Plan, the Compensation Committee may specify in an award agreement that upon the occurrence of a Change in Control, such award will immediately vest and become fully exercisable, the restrictions as to transferability of shares subject to the award will be waived, and any and all forfeiture risks or other contingencies will lapse. A “Change in Control” shall mean the first to occur of the following events: (i) the consummation of a plan of liquidation with respect to the Company; (ii) the sale or other divestiture of all or substantially all of the assets (excluding the sale of assets in the ordinary course of business or sale and lease back and other transactions that are primarily a financing transaction for the Company or related to an acquisition by an employee benefit plan of the Company) of the Company, including the sale of its direct or indirect majority-owned subsidiaries; (iii) the acquisition by any person or affiliated group of persons as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) of thirty per cent (30%) or more of the outstanding voting power of the Company so that such person or affiliated group shall become the beneficial owner, as defined in Rule 13d-3 of the 1934 Act, directly or indirectly, of such voting power of the Company other than acquisitions by the Company, a subsidiary of the Company, an employee benefit plan of the Company, or Monroe J. Carell, Jr. or his family members or any entity owned directly or indirectly by Mr. Carell or his family members or his or their estates; (iv) the consummation of a consolidation or merger of the Company with another entity, or the reorganization of the Company, unless (1) the consummation of such consolidation, merger, or reorganization would result in the stockholders of the Company immediately before such consolidation or merger owning, in the aggregate, more than seventy percent (70%) of the outstanding voting power of the surviving entity immediately after such consolidation, merger or reorganization; (2) the individuals who, as of the date hereof, constitute the Board of the Company (the “Incumbent Board”) continue to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board; and (3) following the consummation of a consolidation or merger or reorganization, no person or affiliated group of persons as defined in 1934 Act owns thirty percent (30%) or more (other than Mr. Carell or his family members or any entity owned directly or indirectly by Mr. Carell or his family members or his or their estates) of the outstanding voting power of the Company; or (v) the members of the Incumbent Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board.
Eligibility.
     Incentive stock options may be granted only to employees of the Company or its subsidiaries. Non-statutory stock options, restricted stock awards and stock appreciation rights awards may be granted under the Plan to employees and consultants of the Company, its affiliates and subsidiaries, as well as to persons to whom offers of employment as employees have been granted. The Compensation Committee, in its discretion, will select the individuals to whom options, restricted stock awards and stock appreciation rights will be granted, the time or times at which such awards are granted, and the number of shares subject to each grant.
Exercise of Award; Form of Consideration.
     The Compensation Committee will determine when awards become exercisable. The means of payment for shares issued upon exercise of an award will be specified in each award agreement. Under the Plan, the exercise price may be payable in cash or by tendering shares of stock acceptable to the Compensation Committee valued at fair market value as of the day of exercise, or in any combination thereof, as determined by the Compensation Committee; provided, however, unless otherwise determined by the Compensation Committee, no shares may be tendered unless such shares have been held by the participant for six (6) months or more. In addition, the Compensation Committee may permit a participant to elect to pay the exercise price upon the exercise of an incentive stock option or non-qualified stock option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the incentive stock option or non-qualified stock option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. For non-qualified stock options and stock received from restricted stock awards or upon the exercise of stock appreciation rights, the option holder or stock recipient must also pay the Company, at the time of purchase, the amount of federal, state, and local withholding taxes required to be withheld by the Company.
Nontransferability of Awards.
     Except as otherwise provided by the Compensation Committee, awards under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution and may only be exercised by or be otherwise available to the participant during his or her lifetime.

No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a participant under the Plan shall be exercisable during his or her lifetime only by such participant.
Other Provisions.
     An award agreement may contain other terms, provisions, and conditions not inconsistent with the Plan, as may be determined by the Compensation Committee. In the discretion of the Compensation Committee, a participant may be granted any awards permitted under the provisions of the Plan, and more than one award may be granted to a participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company. Subject to the overall limitation on the number of shares of common stock that may be delivered under the Plan, the Compensation Committee may use available shares of common stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company.
Amendment and Termination of the Plan.
     The Compensation Committee may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board or shareholders may alter or impair any award previously granted under the Plan without the written consent of the participant. The Plan will only be effective if approved by the shareholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Options under it are outstanding; provided, however, that no Options may be granted under the Plan after the ten (10) year anniversary of the Effective Date.
Federal Income Tax Consequences Relating to the Plan
     The federal income tax consequences to the Company and its employees of awards under the Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan based on federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, we advise all participants to consult their own tax advisors concerning the tax implications of awards granted under the Plan.
     A recipient of a stock option or SAR will not have taxable income upon the grant of the stock option or SAR. For nonqualified stock options and SARs, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.
     The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.
     For restricted stock awards, unless the participant elects to be taxed at the time of grant, the participant will not have taxable income upon the grant, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.
     A participant is not deemed to receive any taxable income at the time restricted stock units are granted. When vested restricted stock units (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such restricted stock units (if any).
     At the discretion of the Compensation Committee, a participant may be allowed to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld, and/or by delivering or attesting to us already-owned shares of our common stock.
     If the participant is an employee or former employee, the amount the participant recognizes as ordinary income in connection with an award is subject to withholding taxes (not applicable to incentive stock options) and we are allowed a tax deduction equal to the amount of ordinary income recognized by the participant, provided that, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our four other most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year) and if the material terms of such compensation are disclosed to and approved by the stockholders (e.g., see Performance Goals above). The Plan is structured with the intention that the Compensation Committee will have the discretion to make awards under the Plan that would qualify as “performance-based compensation” and be deductible. We are seeking stockholder approval of the Plan to comply with Code Section 162(m).
Vote Required and Board Recommendation
     The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the Annual Meeting is required for approval of the Plan.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL II. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE IS NECESSARY FOR THE APPROVAL OF PROPOSAL II.
COMPENSATION COMMITTEE REPORT
The following Compensation Committee Report is not deemed to be part of a document filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be deemed incorporated by reference in any documents filed under the Securities Act or Exchange Act, without the express consent of the persons named below.
     The Compensation Committee (the “Committee”) of the Board reviews and approves compensation levels for the Company’s management personnel, including the Named Executive Officers. The Committee, which was established in August 1995, held six meetings during the fiscal year ended September 30, 2005.
Compensation Philosophy and Policies for Executive Officers
     The Company’s compensation program for senior executives consists of base salary and a performance-based bonus.

     The Company’s compensation philosophy is to differentiate the compensation awarded to its executives and other employees by rewarding superior performance. As a result, salary adjustments and bonuses are linked to performance.
Base Salary. The Company seeks to compensate its executives at or above comparable industry levels in order to recruit and retain the best available executives. At the same time, the Company seeks to incentivize executives to improve the profitability of the Company and seeks to create an entrepreneurial spirit among its managers. In order to accomplish these goals, the Company considers its bonus program to be an integral part of its overall compensation program and thus considers base salaries and target bonuses on a combined basis in order to determine appropriate compensation levels for its executives.
Performance Based Bonus. The Company seeks to incentivize its executives to increase the profitability of the Company. In fiscal 2005, the performance based bonus for executives with direct responsibility for operations was based primarily on a percentage of profits actually achieved in his or her geographic region above threshold levels established for each executive. The performance based bonus for executives at the corporate level was based on profits earned by the Company as a whole. The Compensation Committee set bonus targets for each executive based on the scope of the executive’s responsibilities. The purpose of the program is to increase the executives’ focus on increasing profits.
Stock Options. The Company has historically granted stock to officers of the Company By granting options to officers with exercise prices equal to or higher than the market price on the date of grant, the options only have value to the officer if the market price of the Company’s stock improves, and may not be exercised until such options vest. The Company believes that this component of executive compensation focuses executives on the creation of shareholder value and encourages equity ownership in the Company. In determining the actual size of stock option awards, the Compensation Committee considers a variety of factors, including the value of the stock on the date of grant, competitive practices, the executive’s stock holdings, the amount of options previously granted to the executive, individual performance, and the Company’s performance. However, the financial accounting implications of stock option grants has changed significantly. The Committee is currently re-evaluating its stock option program and is considering several alternatives and the Company is seeking shareholder approval of the 2006 Long-Term Incentive Plan to give the Company greater flexibility in stock based grants to officers of the Company.
Compensation of Chief Executive Officer
     Securities and Exchange Commission regulations require corporate compensation committees to disclose the bases for the compensation of a corporation’s chief executive officer relative to such corporation’s performance.
     The two individuals who served as the Company’s chief executive officer during fiscal 2005, Mr. Carell and Mr. Eads, who became chief executive officer on August 2, 2005, were eligible to participate in the same executive compensation plans that are available to the other senior executive officers, which are described above. The compensation committee’s general approach in setting the chief executive’s annual compensation is derived from the same considerations described above: to be competitive with the compensation plans of other U.S. public corporations of similar size while having a large percentage of his potential compensation based upon the profitability of the corporation.
     In fiscal 2005, Mr. Carell received a base salary of $525,591 and a bonus of $123,020. Effective with his promotion to chief executive officer on August 2, 2005, Mr. Eads’ base salary was set at $550,000. Mr. Eads received a bonus of $150,358 for fiscal 2005. Messrs. Carell’s and Eads’ bonuses for fiscal 2005 were based on a percentage of profits actually earned by the Company as a whole.
Section 162(m)
     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that compensation in excess of $1 million paid to certain executive officers is not deductible unless it is performance-based. The Compensation Committee will periodically review and consider whether particular compensation and incentive payments to the Company’s executives will be deductible for federal income tax purposes. However, the

Compensation Committee retains the ability to evaluate the performance of the Company’s executives, including the Chief Executive Officer, and to pay appropriate compensation, even if it may result in the non-deductibility of certain compensation under federal tax law.
THIS REPORT IS SUBMITTED BY CECIL CONLEE, RAY BAKER AND BOB SHELL, BEING ALL OF
THE MEMBERS OF THE COMPENSATION COMMITTEE OF THE COMPANY’S BOARD.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     Messrs. Conlee, Baker and Shell served as members of the Compensation Committee of the Company’s Board of Directors during fiscal 2005. No interlocking relationship exists between the members of the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.
AUDIT COMMITTEE REPORT
     The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.
     The primary purpose of the Audit Committee, as set forth in its charter adopted by the Board of Directors, is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s financial reports and financial reporting processes and systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2005, with management and KPMG LLP, the Company’s independent auditors (2) discussed with the auditors the matters required to be disclosed by Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1.
During the fourth quarter of 2005, management of the Company became aware that certain employees in its United Kingdom operation had engaged in unauthorized related party transactions utilizing Company assets and had made improper and inaccurate accounting entries that resulted in the over accrual of revenues and understatement of expenses during the first three quarters of fiscal 2005. On September 29, 2005, the Audit Committee of the Board of Directors and senior management decided to restate the Company’s financial statements for the quarterly periods ended December 31, 2004, March 31, 2005 and June 30, 2005 to reflect the correction of these accounting errors. In addition, during the fourth quarter, the Company reassessed its accounting for interest rate swap agreements related to its credit facility and has restated its quarterly financial statements related to these interest rate swap agreements. As discussed below, material weaknesses in the Company’s internal control over financial reporting as of September 30, 2005 have been identified and reported to the Audit Committee.
Internal Control Over Financial Reporting
     Management conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of September 30, 2005 based on the framework set forth in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on this assessment, management has concluded that the Company’s internal control over financial reporting was not effective as of September 30, 2005 because of the material weaknesses outlined below.
     A material weakness in internal control over financial reporting is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements would not be prevented or detected on a timely basis by the Company.
     Management has identified the following material weaknesses in connection with its assessment of the effectiveness of the Company’s internal control over financial reporting as of September 30, 2005:

     1. Inadequate company-level controls. We did not maintain effective company-level controls as defined in the Internal Control—Integrated Framework published by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). These deficiencies related to three of the five components of internal control as defined by COSO (control environment, monitoring, and information and communication). Specifically,
          • Our control environment did not sufficiently promote integrity and ethical values over financial reporting throughout our management structure, and this material weakness was a contributing factor in the development of other material weaknesses described below;
          • We had inadequate monitoring controls, including inadequate staffing and procedures to ensure periodic evaluations of internal controls to ensure that appropriate personnel regularly obtain evidence that controls are functioning effectively and that identified control deficiencies are remediated timely; and
          • There was inadequate communication from management to employees regarding the importance of controls and employees’ duties and control responsibilities.
     These deficiencies resulted in more than a remote likelihood that a material misstatement of our interim or annual financial statements would not be prevented or detected.
     2. Inadequate Expertise in U.S. Generally Accepted Accounting Principles. Our finance and accounting personnel were inadequately trained and lacked appropriate expertise in U.S. generally accepted accounting principles to prepare financial information for inclusion in the Company’s consolidated financial statements. This deficiency resulted in the improper capitalization of certain property and equipment, the improper recognition of revenue on certain management agreements, improper accounting for interest rate swap agreements, the failure to recognize impairment on property and equipment and other long-term assets which required adjustments to the interim and annual financial statements.
     3. Inadequate segregation of duties. We had inadequate procedures and controls to ensure proper segregation of duties within our purchasing, disbursements and accounting processes. As a result, misappropriations of assets occurred and were not detected in a timely manner. This deficiency resulted in the misappropriation of assets due to the unauthorized transfer of certain management contracts to a former officer of the United Kingdom subsidiary and the Company’s continued payment and recognition of management costs after the contracts were transferred, which required adjustments to the interim and annual financial statements to write-off certain current assets, property and equipment and goodwill.
     4. Inadequate financial statement preparation and review procedures. We had inadequate policies, procedures and personnel to ensure that accurate, reliable interim and annual financial statements were prepared and reviewed on a timely basis. Specifically, we had insufficient levels of supporting documentation and review and supervision of the Company’s accounting and finance departments. These deficiencies resulted in errors in the recognition of revenue, improper capitalization of certain property and equipment, unsupported assets, unrecorded liabilities in the United Kingdom subsidiary which required adjustments to the interim and annual financial statements.
     5. Inadequate reviews of account reconciliations, analyses and journal entries. We had inadequate review procedures over account reconciliations, account and transaction analyses, and journal entries. Specifically, deficiencies were noted in the following areas: a) management review of supporting documentation, calculations and assumptions used to prepare the financial statements, including spreadsheets and account analyses; and b) management review of journal entries recorded during the financial statement preparation process. These deficiencies resulted in inappropriate recognition of revenue, inappropriate classification of assets, unsupported assets, unrecorded liabilities, which required adjustments to the interim and annual financial statements.
     6. Inadequate controls over authorization of purchase and disbursement transactions. We had inadequate controls over purchases and the disbursement of funds as well as the recording of accruals for purchases and expenses. Specifically,

•	Inadequate and ineffective policies over the authorization of purchases;

•	Ineffective invoice approval policies;

•	Ineffective supervisory oversight and/or review of the addition or removal of management contracts; and

•	Inadequate period-end cut-off procedures in the procurement cycle.
     These deficiencies increase the likelihood that unauthorized purchases and disbursements could occur and not be detected in a timely manner. These deficiencies resulted in the misappropriation of assets because of the unauthorized transfer of certain management contracts to a former officer of the United Kingdom subsidiary and the Company’s continued payment and recognition of management costs after the contracts were transferred, unrecorded liabilities, which required adjustments to the interim and annual financial statements.
     7. Inadequate controls over revenue recognition. Our review procedures over accounting for revenue recognition were not functioning effectively. Specifically, the review procedures over the application of our revenue recognition policies for management agreements were inadequate.
     These deficiencies resulted in the improper recognition of revenue on certain management contracts, which required adjustments to the interim and annual financial statements.
     In response to these material weaknesses, the Audit Committee conducted an investigation of certain matters related to the United Kingdom subsidiary and management performed additional analyses and other post-closing procedures to ensure our consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. Accordingly, management, including our Chief Executive Officer and Chief Financial Officer, believes the restated 2005 quarterly financial results and the consolidated financial statements as of September 30, 2005 included in the Annual Report on Form 10-K fairly present, in all material respects, our results of operations for the periods presented. The Audit Committee noted management’s efforts to implement improvements in our internal control procedures. The Audit Committee will continue to oversee and monitor our ongoing efforts to enhance internal controls. Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2005, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2006.
     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with standards of the Public Company Accounting Board (United States), that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Company’s independent registered public accounting firm are in fact “independent.”
     The board of directors, in its business judgment, has determined that all members of the Audit Committee are “independent” directors, qualified to serve on the Audit Committee pursuant to Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange’s listing standards. Cecil Conlee has been designated as the financial expert within the meaning of the New York Stock Exchange’s listing standards.

AUDIT COMMITTEE:	Ed Nelson, Chairman
Cecil Conlee
William Smith

CODE OF ETHICS
     The Company has adopted a code of ethics as part of its corporate compliance program. The code of ethics applies to all of the Company’s officers and employees, including its chief executive officer, chief financial officer and controller. The code is posted on the investor’s page of the Company’s website at www.parking.com. In addition, copies of the Company’s code of ethics may be obtained without charge upon request to Kate Leahy, Central Parking Corporation Human Resources Department, 2401 21st Avenue South, Nashville, Tennessee 37212; (615) 297-4255; or via e-mail to kleahy@parking.com. Any amendments to, or waivers from, this code of ethics will be posted on our website.
CERTAIN TRANSACTIONS
     The Company leases two properties from an entity 50% owned by Monroe Carell, Jr., the Company’s Chairman, and 50% owned by Mr. Carell’s three daughters, including Kathryn Carell Brown, a director. The leases, which were entered into in 1995 for a term of ten years, were amended in fiscal 2005. The amended leases have terms of two and three years respectively, Total rent expense for the two locations in fiscal 2005, including percentage rent, was $315,000. Management believes such transactions have been on terms no less favorable to the Company than those that could have been obtained from unaffiliated persons
     The Company owns a 50% interest in a limited liability company (“LLC”) that owns the Lodo Garage in Denver, Colorado. The Company manages the garage under a long-term management agreement. An offer to purchase the entire LLC was received from an unrelated third party and the owner of the other 50% interest informed the Company of its desire to sell its interest. The Company declined to sell its interest in the LLC and the third party buyer was not interested in purchasing a 50% interest. The Company elected not to exercise its option to purchase the remaining 50% interest and another buyer was sought by the parties. A company owned by Mr. Carell and his three daughters including Kathryn Carell Brown, a director, purchased the remaining 50% interest in the LLC at the price offered by the unrelated third party. The purchase was completed in February 2004. As a result, the entity owned by Mr. Carell and his daughters now owns 50% of the LLC and the Company owns the remaining 50% of the LLC.
     In connection with the Company’s acquisition of Kinney System Holding Corp. (“Kinney”) in February 1998, the Company entered into a consulting agreement with Lewis Katz, one of the principal shareholders of Kinney and a director of the Company since May 1998. Under this agreement, Mr. Katz is entitled to receive a base consulting fee of $200,000 a year beginning in February 1999 and continuing for a period of four years. The agreement has been extended on a year-to-year basis and is cancelable upon 60 days’ notice. The agreement also provides certain incentives to Mr. Katz to seek new business opportunities for the Company. In this regard, Mr. Katz is entitled to receive a “participating consulting fee” equal to 10% of “adjusted operating income,” as defined in the agreement, from the operation of any new leased or managed parking facilities that Mr. Katz secures for the Company. This participating consulting fee, which is to be paid for a period of five years from the commencement date of the parking facility, is to be paid only to the extent adjusted operating income from these new locations exceeds $200,000. In fiscal 2005, Mr. Katz received $200,000 under the consulting agreement.
     A subsidiary of the Company entered into a limited partnership agreement with Arizin Ventures, L.L.C. (“Arizin”), a company owned by Lewis Katz, in the fiscal year ended September 30, 1999. The Company serves as the general partner of the partnership and Arizin serves as the limited partner. Under the partnership agreement, Mr. Katz has agreed to seek new business opportunities in the form of leases and management contracts to operate parking facilities as well as renewals of existing leases and contracts as requested by the Company. The Company operates all of the partnership’s parking facilities. The Company owns 70% of the partnership and Arizin owns 30%. The partnership agreement provides that the net profit or loss of the partnership equals the combined lot level profit of each of the parking facilities operated by the partnership. Mr. Katz receives an administrative fee of $50,000 per quarter as long as he remains active in seeking new contracts or renewals for the partnership. Cash flow, after expenses, is distributed to the partners semi-annually. Mr. Katz is not entitled to receive the “participating consulting fee” under his consulting agreement (described above) for any opportunities presented to the partnership. The partnership agreement provides that the Company has the right to purchase Mr. Katz’ interest in the partnership at fair market value in certain circumstances, including Mr. Katz’ death or incapacity. Fair market value will be determined by independent appraisal. Arizin received $734,973 from the partnership in fiscal 2005.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Such executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The SEC requires public companies to disclose in their proxy statements whether persons required to make such filings missed or made late filings. During fiscal 2005, all such filings and disclosure requirements were met within the time allowed for all persons subject to Section 16(a) except that Mr. Heavrin was late in filing his initial filing on Form 3 when he was named as Chief Financial Officer in March 2005 and Mr. Eads was late in filing a Form 4.
PROPOSALS OF STOCKHOLDERS FOR 2006 ANNUAL MEETING
     Shareholders intending to submit proposals for presentation at the 2007 Annual Meeting of Shareholders of the Company and inclusion in the Proxy Statement and form of proxy for such meeting must submit the proposal to the Company no later than October 2, 2006. Shareholders who intend to present a proposal at the 2007 Annual Meeting of Shareholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than December 15, 2006. Shareholders should forward such proposals to Henry J. Abbott, Secretary, Central Parking Corporation, 2401 21st Avenue South, Suite 200, Nashville, Tennessee 37212. Proposals must be in writing. Proposals should be sent to the Company by certified mail, return receipt requested. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
AUDITORS
     The firm of KPMG LLP has served as the Company’s independent registered public accounting firm since September 30, 1991, and has been selected to serve in such capacity for the fiscal year ended September 30, 2006. Representatives of KPMG LLP will attend the Annual Meeting to respond to questions from shareholders and to make a statement if such representatives so desires.

AUDITORS FEES
     The following table summarizes fees for professional services provided to the Company by KPMG LLP for fiscal years ended September 30, 2005 and 2004:

	2005	2004
Audit Fees (1)	$2,246,752	$625,000

Audit-Related Fees (2)	$294,660	$446,550

Tax Fees (3)	$11,200	$129,200

All Other Fees	—	—

Total Fees for Services Provided	$2,552,612	$1,200,750

(1)	Audit Fees include fees for professional services rendered in connection with the audit of the Company’s consolidated annual financial statements for the years ended September 30, 2005 and 2004, and the limited reviews of the condensed financial statements included in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission during fiscal 2005 and 2004.

(2)	In fiscal 2005, audit-related fees consisted of fees paid for professional services rendered in connection with internal control reports; statutorily or contractually required audits of individual parking facilities; and audits of employee benefit plans. In fiscal 2004, audit related fees consisted principally of statutorily or contractually required audits of individual parking facilities and audits of employee benefit plans, due diligence procedures on a business acquired during the year; and advisory services related to internal control documentation.

(3)	Tax Fees for tax related services, principally consist of tax compliance services, rendered to the Company by KPMG LLP.
     All the services described above were approved by our Audit Committee. In accordance with the charter of our Audit Committee and consistent with the policies of the Securities and Exchange Commission, all auditing services and all non-audit services to be provided by any independent registered public accounting firm of the Company shall be pre-approved by the Audit Committee. In assessing requests for services by the independent registered public accounting firm, the Audit Committee considers whether such services are consistent with the registered public accounting firm independence, and whether the independent registered public accounting firm is likely to provide the most effective and efficient service based upon their familiarity with the Company.
     The Audit Committee has considered whether the provision of services by KPMG LLP is compatible with maintaining KPMG LLP’s independence from the Company.

STOCK PERFORMANCE GRAPH
     The stock price performance graph depicted below is not deemed to be part of a document filed with the SEC pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express consent of the Company.
     The graph below compares the total cumulative return of the Company’s Common Stock with the securities of entities comprising the S&P 500 Index and S&P Commercial Services and Supplies Index. Cumulative return assumes $100 invested in the Company or the respective index on September 30, 2000. Since there is no industry peer group, the Company utilized the S&P Specialized Services Index. The graph presents information from September 30, 2000, to September 30, 2005.

	9/30/00	9/30/01	9/30/02	9/30/03	9/30/04	9/30/05
Central Parking Corporation	100	71	102	63	68	77
S&P 500	100	73	58	73	83	93
S&P Commercial Services & Supplies	100	109	104	130	149	154

APPENDIX A
CENTRAL PARKING CORPORATION
2006 LONG-TERM INCENTIVE PLAN

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CENTRAL PARKING CORPORATION
2006 LONG-TERM INCENTIVE PLAN
SECTION 1. GENERAL
          1.1 Purpose. The CENTRAL PARKING CORPORATION 2006 LONG-TERM INCENTIVE PLAN (“Plan”) has been established by CENTRAL PARKING CORPORATION (the “Company”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate persons eligible to participate in the Plan, by means of appropriate incentives, to achieve long range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify the interests of persons eligible to participate in the Plan with those of the Company’s Shareholders by offering compensation that is based on the Company’s common stock and/or contingent on attaining certain performance goals and thereby promoting the long-term financial interest of the Company and its Affiliates, including the growth in value of the Company’s equity and enhancement of long-term Shareholder return.
          1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall designate, from time to time, from among the Eligible Employees, those persons who will be granted one or more Awards under the Plan and who will thereby become “Participants” in the Plan.
SECTION 2. DEFINED TERMS
     Capitalized words and phrases contained herein shall have the following meanings:
          2.1 Affiliate. The term “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act of 1934, with reference to the Company and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of such corporation or of the capital interest or profits interest of such partnership or other entity.
          2.2 Award. The term “Award” shall mean any Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Share, Cash Based Award, or Stock Based Award granted under the Plan.
          2.3 Award Agreement. The term “Award Agreement” shall mean either (i) a written agreement entered into by the Company or an Affiliate and a Participant setting forth the terms and conditions applicable to an Award granted to such Participant under this Plan, or (ii) a written statement issued by the Company or an Affiliate to a Participant describing the terms and conditions of an Award granted to such Participant under this Plan.
          2.4 Base Value. The term “Base Value” shall mean the amount used to determine the value of Stock Appreciation Right granted hereunder which, unless otherwise

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determined by the Committee, shall equal the Fair Market Value of one share of Stock on the date a Stock Appreciation Right is granted.
          2.5 Board. The term “Board” shall mean the Board of Directors of the Company.
          2.6 Cash-Based Award. The term “Cash-Based Award” shall mean an Award granted under SECTION 7, the value of which is denominated in cash and which is not any other form of Award described in this Plan.
          2.7 Change in Control. Unless otherwise determined by the Committee and set forth in an applicable Award Agreement, the term “Change in Control” shall mean the first to occur of the following events:
(i) the consummation of a plan of liquidation with respect to the Company;
(ii) the sale or other divestiture of all or substantially all of the assets (excluding the sale of assets in the ordinary course of business or sale and lease back and other transactions that are primarily a financing transaction for the Company or related to an acquisition by an employee benefit plan of the Company) of the Company, including the sale of its direct or indirect majority-owned subsidiaries;
(iii) the acquisition by any person or affiliated group of persons as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) of thirty per cent (30%) or more of the outstanding voting power of the Company so that such person or affiliated group shall become the beneficial owner, as defined in Rule 13d-3 of the 1934 Act, directly or indirectly, of such voting power of the Company other than acquisitions by the Company, a subsidiary of the Company, an employee benefit plan of the Company, or Monroe J. Carell, Jr. or his family members or any entity owned directly or indirectly by Mr. Carell or his family members or his or their estates;
(iv) the consummation of a consolidation or merger of the Company with another entity, or the reorganization of the Company, unless
(1) the consummation of such consolidation, merger, or reorganization would result in the stockholders of the Company immediately before such consolidation or merger owning, in the aggregate, more than seventy percent (70%) of the outstanding voting power of the surviving entity immediately after such consolidation, merger or reorganization;
(2) the individuals who, as of the date hereof, constitute the Board of the Company (the “Incumbent Board”) continue to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved

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by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board; and
(3) following the consummation of a consolidation or merger or reorganization, no person or affiliated group of persons as defined in 1934 Act owns thirty percent (30%) or more (other than Mr. Carell or his family members or any entity owned directly or indirectly by Mr. Carell or his family members or his or their estates) of the outstanding voting power of the Company; or
(v) the members of the Incumbent Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board.
          2.8 Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.
          2.9 Committee. The “Committee” shall mean the committee selected by the Board to administer the Plan pursuant to Section 11. The Committee shall at all times consist of two or more persons, each of whom is a “non-employee director” within the meaning of 16b-3(b)(3) of the Exchange Act of 1934, as amended, and each of whom is an “outside director” within the meaning of Section 162(m) of the Code and the Regulations promulgated thereunder. If the Committee does not exist, the Board shall be considered the Committee and may take any action under the Plan that would otherwise be the responsibility of the Committee.
          2.10 Company. The “Company” shall mean CENTRAL PARKING CORPORATION, a Tennessee corporation.
          2.11 Detrimental Activity. The term “Detrimental Activity” shall mean any of the following:
          (a) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or

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which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or an Affiliate;
          (b) the disclosure to anyone outside the Company or an Affiliate, or the use in other than the business of the Company or an or an Affiliate, without prior written authorization from the Company, of any confidential information or material, relating to the business of the Company or an Affiliate, acquired by the Participant either during or after employment or service with the Company or an Affiliate;
          (c) the failure or refusal to disclose promptly and to assign to the Company, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment or service by the Company or an Affiliate, relating in any manner to the actual or anticipated business, research or development work of the Company or an Affiliate or the failure or refusal to do anything reasonably necessary to enable the Company or an Affiliate to secure a patent where appropriate in the United States and in other countries;
          (d) any activity that results in termination of the Participant’s employment for cause;
          (e) a violation of any rules, policies, procedures or guidelines of the Company or an Affiliate;
          (f) any attempt directly or indirectly to induce any employee or service provider of the Company or an Affiliate to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or an Affiliate;
          (g) the Participant being convicted of, or entering a guilty plea with respect to, a felony or a crime involving financial impropriety or moral turpitude, whether or not connected with the Company or an Affiliate; or
          (h) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company or an Affiliate.
          2.12 Effective Date. The “Effective Date” shall mean January 27, 2006, being the date this Plan was adopted by the Board.
          2.13 Eligible Employee. The term “Eligible Employee” shall mean
          (a) With respect to an ISO, any person who, at the time the ISO is granted to such person, is an employee, as such term is used in Section 422 of the Code and described in Regulations Section 1.421-1(h)(1), of the Company or a Subsidiary.
          (b) With respect to all Awards other than ISOs, any employee or service provider of the Company or an Affiliate including, without limitation, directors, officers, consultants or advisors of the Company. An Award may be granted to any such

4

person in connection with hiring, retention or otherwise, prior to the date such person first performs services for the Company or an Affiliate, provided that such Award shall not become vested prior to the date such person first performs such services.
          2.14 Exercise Price. The “Exercise Price” shall mean the exercise price of an Option determined under Subsection 3.3 of the Plan.
          2.15 Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the following rules shall apply:
          (a) If the principal market for the Stock is a national securities exchange or the NASDAQ stock market, then the “Fair Market Value” as of that date shall be the mean between the lowest and highest reported sale prices of the Stock on that date on the principal exchange or market on which the Stock is then listed or admitted to trading.
          (b) If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the NASDAQ stock market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.
          (c) If the day is not a business day, and as a result, Paragraphs (a) and (b) next above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day.
If Paragraphs (a), (b), and (c) next above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.
          2.16 Incentive Stock Option or ISO. An “Incentive Stock Option” or “ISO” shall mean an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code and the Regulations promulgated thereunder.
          2.17 Non-Qualified Stock Option or NQO. A “Non-Qualified Stock Option” or “NQO” shall mean an Option that is not or is not intended to be an incentive stock option as that term is described in Section 422(b) of the Code and the Regulations promulgated thereunder.
          2.18 Option. An “Option” shall mean a right under the Plan entitling the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under the Plan may be either an ISO or a NQO as determined in the discretion of the Committee.
          2.19 Participant. A “Participant” shall mean an Eligible Employee (or the transferee of an Eligible Employee if a transfer is permitted under the Plan and the applicable Award Agreement) who has been designated by the Committee to receive an Award under the Plan.

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          2.20 Performance Based Compensation. “Performance Based Compensation” shall mean compensation under an Award that is granted in order to provide remuneration solely on account of the attainment of one or more Performance Goals under circumstances that satisfy the requirements of Section 162(m) of the Code.
          2.21 Performance Goal. “Performance Goal” shall mean a performance criterion selected by the Committee for a given Award based on one or more of the Performance Measures.
          2.22 Performance Measures. “Performance Measures” means measures as described in SECTION 8, the attainment of one or more of which shall, as determined by the Committee, determine the vesting, right to payment, or value of an Award that are designated to qualify as Performance Based Compensation.
          2.23 Performance Period. “Performance Period” shall mean the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.
          2.24 Performance Share. A “Performance Share” shall mean an Award granted under Section 6.1 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
          2.25 Performance Unit. A “Performance Unit” shall mean an Award granted under Section 6.1 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
          2.26 Period of Restriction. “Period of Restriction” shall mean the period when Restricted Stock or a Restricted Stock Unit is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events as determined by the Committee, in its discretion.
          2.27 Person. The term “Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.
          2.28 Plan. The “Plan” shall mean the CENTRAL PARKING CORPORATION 2006 LONG-TERM INCENTIVE PLAN, as the same may be amended from time to time as permitted hereunder.
          2.29 Regulations. “Regulations” shall mean the United States Treasury Regulations, including temporary Regulations promulgated under the Code, as such Regulations may be amended from time to time (including corresponding provisions of succeeding Regulations).

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          2.30 Restricted Stock. “Restricted Stock” shall mean an Award of shares of Stock subject to a Period of Restriction, granted under SECTION 5 herein and subject to the terms of this Plan.
          2.31 Restricted Stock Unit. A “Restricted Stock Unit” shall mean an Award denominated in units subject to a Period of Restriction, granted under SECTION 5 herein and subject to the terms of this Plan.
          2.32 Shareholders. “Shareholders” shall mean the shareholders of the Company.
          2.33 Stock Appreciation Right or SAR. A “Stock Appreciation Right” or “SAR” shall mean a right entitling a Participant to receive value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a share of Stock; over (b) the Base Value.
          2.34 Stock. The term “Stock” shall mean shares of common stock of the Company, no par value.
          2.35 Stock Based Award. The Term “Stock Based Award” shall mean an equity based or equity related Award granted under SECTION 7 herein subject to the terms of this Plan and which is not otherwise described by the Terms of this Plan.
          2.36 Subsidiary or Subsidiaries. The term “Subsidiary” or “Subsidiaries” shall mean any corporation during any period in which it is a “subsidiary corporation” as that term is defined in Section 424(f) of the Code with respect to the Company that the Committee designates to be subject to the Plan.
          2.37 Ten Percent Shareholder. A “Ten Percent Shareholder” shall mean a Participant who owns, directly or indirectly by attribution under Section 424(d) of the Code, more than ten percent of the total combined voting power of all classes of stock of the Company or a Subsidiary.
SECTION 3. OPTIONS
          3.1 Grant of Options. The Committee is hereby authorized to grant Options to such Eligible Employees as it, in its discretion, deems advisable. Options granted may be in the form of ISOs or NQOs or any combination thereof that the Committee, in its discretion, deems advisable. ISOs may be granted only to Eligible Employees described in Paragraph 2.13(a).
          3.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of shares of Stock to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQO.
          3.3 Exercise Price. The Exercise Price of each Option granted under the Plan shall be established by the Committee or shall be determined by a method established by the

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Committee at the time the Option is granted. Notwithstanding the foregoing, in the case of an ISO, the Exercise Price shall not be less than 100% (or 110% in the case of a Ten Percent Shareholder) of the Fair Market Value of a share of Stock on the date the ISO is granted.
          3.4 Exercise. An Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and specified in the Award Agreement to which such Option relates. Notwithstanding the foregoing, no ISO may be exercised more than ten (10) years (or five (5) years in the case of a Ten Percent Shareholder) after the date the ISO was granted.
          3.5 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 3 shall be subject to the following:
          (a) Subject to the following provisions of this Subsection 3.5, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Paragraph 3.5(c), payment may be made as soon as practicable after the exercise).
          (b) The Exercise Price shall be payable: (i) in cash; (ii) by shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise (by either actual delivery of shares or by attestation); or (ii) in any combination thereof, as determined by the Committee; provided, unless otherwise determined by the Committee, no shares may be tendered pursuant to this Paragraph unless such shares have been held by the Participant for six (6) months or more.
          (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.
          3.6 Restrictions on Share Transferability. The Committee may impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed and/or traded.
          3.7 Termination of Employment or Agency. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

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          3.8 Nontransferability of Options.
          (a) No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.
          (b) Except as otherwise provided in a Participant’s Award Agreement at the time of grant, or thereafter by the Committee, NQO granted under this Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, all NQOs granted to a Participant under this Plan shall be exercisable during the Participant’s lifetime only by such Participant.
          3.9 Notification of Disqualifying Disposition. The Participant will notify the Company upon the disposition of shares of Stock issued pursuant to the exercise of an ISO or shares of Stock received as a dividend on Stock acquired through the exercise of an ISO. The Company will use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.
SECTION 4. STOCK APPRECIATION RIGHTS.
          4.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion.
          4.2 Stock Appreciation Rights Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Base Value, the term of the SAR, and any such other provisions as the Committee shall determine.
          4.3 Term of Stock Appreciation Rights. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.
          4.4 Exercise of Stock Appreciation Rights. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
          4.5 Payment on Exercise of Stock Appreciation Rights. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
          (a) The difference between the Fair Market Value of one share of Stock on the date of exercise over the Base Value; by
          (b) The number of shares of Stock with respect to which the SAR is exercised.

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At the discretion of the Committee, a SAR may be settled in cash, shares of Stock of equivalent value (based on the Fair Market Value on the date of exercise of the SAR), in some combination thereof, or in any other form approved by the Committee at its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement.
          4.6 Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or service with the Company or a Subsidiary. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
          4.7 Nontransferability of Stock Appreciation Rights. Except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, an SAR granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.
          4.8 Other Restrictions. Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any shares of Stock received upon exercise of an SAR granted pursuant to the Plan, as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the shares of Stock received upon exercise of an SAR for a specified period of time.
SECTION 5. RESTRICTED STOCK AND RESTRICTED STOCK UNITS
          5.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.
          5.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of shares of Restricted Stock or the number of Restricted Stock Units granted, and any such other provisions as the Committee shall determine.
          5.3 Nontransferability of Restricted Stock and Restricted Stock Units. Except as otherwise provided in this Plan or the Award Agreement, the shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement at the time of grant or thereafter by the Committee. All rights with respect to the Restricted Stock

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and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.
          5.4 Other Restrictions. The Committee shall impose, in the Award Agreement at the time of grant or anytime thereafter, such other conditions and/or restrictions on any shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units. To the extent deemed appropriate by the Committee, the Company may retain the certificates representing shares of Restricted Stock, or shares delivered in consideration of Restricted Stock Units, in the Company’s possession until such time as all conditions and/or restrictions applicable to such shares have been satisfied or lapse. Except as otherwise provided in this Section 5, shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, shares of Stock, or a combination of cash and shares of Stock as the Committee, in its sole discretion shall determine.
          5.5 Certificate Legend. Each certificate representing shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:
THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE CENTRAL PARKING CORPORATION 2006 LONG-TERM INCENTIVE COMPENSATION PLAN, AND IN THE ASSOCIATED AWARD AGREEMENT. A COPY OF THE PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM CENTRAL PARKING CORPORATION.
          5.6 Voting Rights. Except as otherwise determined by the Committee and set forth in the related Award Agreement, Participants holding shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
          5.7 Dividends and Other Distributions. Each Award Agreement shall set forth the Participant’s rights to dividends paid with respect to the shares of Stock underlying an Award of Restricted Stock during the Period of Restriction. The Committee may designate in the Award Agreement that a Participant holding Restricted Stock Units may be entitled to dividend equivalents, the terms of which shall be determined by the Committee in its sole

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discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Stock, Restricted Stock, or Restricted Stock Units.
          5.8 Termination of Employment and Agency. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment or service with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
          5.9 Payment in Consideration of Restricted Stock Units. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, shares of Stock with an equivalent value, in some combination thereof, or in any other form determined by the Committee in its sole discretion. The Committee’s determination regarding the form of payment shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the Restricted Stock Unit.
SECTION 6. PERFORMANCE SHARES AND PERFORMANCE UNITS
          6.1 Grant of Performance Shares and Performance Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.
          6.2 Value of Performance Shares and Performance Units. Each Performance Share shall have an initial value equal to the Fair Market Value of a share of Stock on the date of grant. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant, which may be less than, equal to, or greater than the Fair Market Value of a share of Stock. The Committee shall set performance criteria for a Performance Period in its discretion which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and set forth in the Award Agreement, the value and/or number of each Performance Share or Performance Unit that will be paid to the Participant.
          6.3 Earning of Performance Shares and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares or Performance Units shall be entitled to receive payout on the value and number of Performance Shares or Performance Units determined as a function of the extent to which the corresponding performance criteria have been achieved. Notwithstanding the foregoing, the Company has the ability to require the Participant to hold the shares of Stock received pursuant to such Award for a specified period of time.

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          6.4 Form and Timing of Payment of Performance Shares and Performance Units. Payment of earned Performance Shares or Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares or Performance Units in the form of cash or in shares of Stock (or in a combination thereof) equal to the value of the earned Performance Shares or Performance Units at the close of the applicable Performance Period. Any shares of Stock may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or reserved for later determination.
          6.5 Dividends and Other Distributions. The Committee may set forth in the applicable Award Agreement that Participants holding Performance Shares will receive dividend equivalents with respect to dividends declared with respect to the Performance Shares. Such dividends may be subject to the accrual, forfeiture, or payout restrictions as determined by the Committee in its sole discretion.
          6.6 Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares or Performance Units following termination of the Participant’s employment or Agency with the Company or an affiliate. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares or Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
          6.7 Nontransferability of Performance Shares and Performance Units. Except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, Performance Shares or Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee at any time, a Participant’s rights under the Plan shall inure during his or her lifetime only to such Participant.
SECTION 7. CASH-BASED AWARDS AND STOCK-BASED AWARDS.
          7.1 Grant of Cash-Based Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time and time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
          7.2 Value of Cash-Based Awards. Each Cash-Based Award shall have a value as may be determined by the Committee. For each Cash-Based Award, the Committee may establish performance criteria in its discretion. If the Committee exercises its discretion to establish such performance criteria, the number and/or value of Cash-Based Awards that will be paid out to the Participant will be determined, in the manner determined by the Committee, the extent to which the performance criteria are met.

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          7.3 Payment in Consideration of Cash-Based Awards. Subject to the terms of this Plan, the holder of a Cash-Based Award shall be entitled to receive payout on the value of Cash-Based Award determined as a function of the extent to which the corresponding performance criteria, if any, have been achieved.
          7.4 Form and Timing of Payment of Cash-Based Awards. Payment of earned Cash-Based Awards shall be as determined by the Committee and evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash-Based Awards in the form of cash or in shares of Stock (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Cash-Based Awards (the applicable date regarding which aggregate Fair Market Value shall be determined by the Committee). Such shares of Stock may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
          7.5 Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Stock) in such amounts and subject to such terms and conditions including, but not limited to being subject to performance criteria, or in satisfaction of such obligations, as the Committee shall determine. Such Awards may entail the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of shares of Stock.
          7.6 Termination of Employment or Agency. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Cash-Based Awards and Stock-Based Awards following termination of the Participant’s employment or Agency with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all Awards of Cash-Based Awards and Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
          7.7 Nontransferability of Cash-Based Awards and Stock-Based Awards. Except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, Cash-Based Awards and Stock-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or thereafter by the Committee, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.
SECTION 8. PERFORMANCE MEASURES
          8.1 Performance Based Compensation. Notwithstanding any other terms of this Plan, the vesting, payment, or value (as determined by the Committee) of each Award other than an Option or SAR that, at the time of grant, the Committee intends to be Performance-Based Compensation shall be determined by the attainment of one or more Performance Goals as determined by the Committee in conformity with Code Section 162(m). The Committee shall

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specify in writing, by resolution or otherwise, the Participants eligible to receive such an Award (which may be expressed in terms of a class of individuals) and the Performance Goal(s) applicable to such Awards within ninety (90) days after the commencement of the period to which the Performance Goal(s) relate(s) or such earlier time as required to comply with Code Section 162(m). No such Award shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the Performance Goal(s) applicable to the Award were satisfied. In no case may the Committee increase the value of an Award of Performance-Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable Performance Goal(s), but the Committee may retain the discretion to reduce the value below such maximum.
          8.2 Performance Measures. Unless and until the Committee proposes for Shareholder vote and the Shareholders approve a change in the general Performance Measures set forth in this SECTION 8, the Performance Goal(s) upon which the payment or vesting of an Award to an Insider that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:
(a)	Net earnings or net income (before or after taxes);

(b)	Earnings per share;

(c)	Net sales growth;

(d)	Net operating profit;

(e)	Operating earnings;

(f)	Operating earnings per share;

(g)	Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(h)	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(i)	Earnings before or after taxes, interest, depreciation, and/or amortization and including/excluding capital gains and losses;

(j)	Gross or operating margins;

(k)	Productivity ratios;

(l)	Share price (including, but not limited to, growth measures and total Shareholder return);

(m)	Expense targets;

(n)	Margins;

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(o)	Operating efficiency;

(p)	Customer satisfaction;

(q)	Employee and/or service provider satisfaction;

(r)	Working capital targets;

(s)	Economic value added;

(t)	Revenue growth;

(u)	Assets under management growth; and

(v)	Rating Agencies’ ratings.
Any Performance Measure(s) may be used to measure the performance of the Company as a whole or any business unit of the Company or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate. In the Award Agreement, the Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goal(s). The Committee may provide in any Award Agreement that any evaluation of attainment of a Performance Goal may include or exclude any of the following events that occurs during the relevant period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to Shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
          8.3 Modification of Performance Measures. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining Shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining Shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards to Insiders that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m).
SECTION 9. OPERATION AND ADMINISTRATION
          9.1 Effective Date. Subject to the approval of the Shareholders, the Plan shall be effective as of the Effective Date; provided, however, that to the extent that Awards are granted under the Plan prior to its approval by the Shareholders, the Awards shall be contingent on approval of the Plan by the Shareholders within twelve months before or after the Effective

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Date and consistent with the requirements for Shareholder approval of matters requiring shareholder approval under the Company’s organizational documents and under applicable corporate law and the rules of any exchange on which the Company’s stock is listed. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten (10) year anniversary of the Effective Date.
          9.2 Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:
          (a) The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.
          (b) Subject to the other provisions of this Section 9.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of 1,500,000 shares of Stock.
          (c) Notwithstanding anything in this Plan to the contrary, any Award (as applicable) may be settled in cash rather than Stock (i) to the extent provided by the Committee and (ii) to the extent such right to settle an Award in cash would not result in the recognition of income or the imposition of interest or a penalty under Section 409A of the Code. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.
          (d) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards (as applicable); (iii) adjustment of the Exercise Price of outstanding Awards; and (iv) any other adjustments that the Committee determines to be equitable. All determinations made by the Committee pursuant to this Paragraph 9.2(d) shall be final and binding on the Participants.
          (e) Unless and until the Committee determines that an Award shall not be designed to qualify as Performance-Based Compensation, the following limits shall apply to grants of Awards under the Plan:

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(i) The maximum aggregate number of shares of Stock that may be granted in the form of Options or Stock Appreciation Rights pursuant to any Award granted in any one calendar year to any one Participant shall be 300,000.
(ii) The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units granted in any one calendar year to any one Participant shall be 300,000.
(iii) The maximum aggregate Award of Performance Shares or Performance Units that a Participant may receive in any one calendar year shall be 300,000 shares of Stock, or equal to the value of 300,000 shares of Stock determined as of the date of vesting or payout, as applicable.
(iv) The maximum aggregate amount awarded or credited with respect to Cash Based Awards to any one Participant in any one calendar year may not exceed $2,000,000 determined as of the date of vesting or payout, as applicable.
(v) The maximum aggregate grant with respect to Awards of Stock Based Awards in any one calendar year to any one Participant shall be 300,000.
          9.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.
          (b) Unless the shares of Stock to be issued pursuant to an Award are covered by a then current registration statement or a notification under Regulation A under the Securities Act of 1933, the Committee may require an acknowledgment from a Participant as a condition to the issuance of such shares, in form and substance satisfactory to the Company, that: (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act of 1933); (ii) the Participant has been advised and understands that such shares have not been registered under the Securities Act of 1933 and are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933 and are subject to restrictions on transfer, and the Company is under no obligation to register such shares under the Securities Act of 1933 or to take any action which would make available to the Participant any exemption from such registration; (iii) such shares may not be transferred without compliance with all applicable federal and state securities

18

laws; and (iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the applicable Award Agreement may be endorsed on the certificates.
          (c) To the extent that the Plan provides for issuance of certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange. If any shares of Stock to be issued pursuant to the Plan are subject to forfeiture restrictions set forth in the applicable Incentive Agreement or the Plan, the Committee may require that any such shares of Stock be held in escrow until such restrictions lapse.
          9.4 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan. Unless otherwise determined by the Committee, amounts to be withheld pursuant to this Subsection shall be calculated based on the minimum required tax rate.
          9.5 Grant and Use of Awards. In the discretion of the Committee, a Participant may be granted any Awards permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of Awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.
          9.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
          9.7 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of the Board, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or a Subsidiary.

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          9.8 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.
          9.9 Limitation of Implied Rights.
          (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
          (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a Shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
          9.10 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
          9.11 Applicable Law. All questions pertaining to the validity, construction and administration of the Plan and any Awards granted hereunder shall be determined in conformity with the laws of the State of Delaware, without regard to the conflict of laws provisions of any jurisdiction.
SECTION 10. CHANGE IN CONTROL
     Except as otherwise provided in the Plan, the Committee may specify in an Award Agreement that upon the occurrence of a Change in Control, such Award will immediately vest and become fully exercisable, the restrictions as to transferability of shares subject to the Award will be waived, and any and all forfeiture risks or other contingencies will lapse.
SECTION 11. COMMITTEE
          11.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Section 11.

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          11.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:
          (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 12) to cancel or suspend Awards.
          (b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
          (c) Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.
          (d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable corporate law.
          11.3 Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an Eligible Employee’s or Participant’s employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
SECTION 12. AMENDMENT AND TERMINATION
     The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to Paragraph 9.2(d) shall not be subject to the foregoing limitations of this Section 12.
SECTION 13. CANCELLATION AND RESCISSION OF AWARDS
          13.1. Effect of Detrimental Activity on Incentive. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Award at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan, or if the Participant engages in any Detrimental Activity.

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          13.2 Certificates of Compliance and Rescission upon Detrimental Activity. Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and his or her Award Agreement and is not engaged in any Detrimental Activity. In the event a Participant engages in any Detrimental Activity prior to, or during the six (6) months after, any exercise, payment or delivery pursuant to an Award Agreement, such exercise, payment or delivery may be rescinded within two (2) years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

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ANNUAL MEETING OF SHAREHOLDERS
February 21, 2006
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoints Monroe J. Carell, Jr. and Edward G. Nelson, or either of them, as proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders of Central Parking Corporation, to be held on Tuesday, February 21, 2006, at 10:00 a.m. Central Standard Time, at the Company’s headquarters located at 2401 21st Avenue South, Third Floor, Nashville, Tennessee, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement, receipt of which is acknowledged by the undersigned, and upon any other business that may properly come before the meeting or any adjournments or postponements thereof.

Date: , 2006

Signature

Signature

Signatures of shareholder(s) should correspond exactly with the names printed hereon. Joint owners should each sign personally. Executors, administrators, trustees, etc., should give full title and authority.
PLEASE SIGN AND DATE AND RETURN PROMPTLY.

CENTRAL PARKING CORPORATION PROXY
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE ADOPTION OF THE 2006 LONG-TERM INCENTIVE PLAN AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
1.	ELECTION OF DIRECTORS:

☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY
(except as marked to the contrary) to vote for all nominees listed below)
(INSTRUCTION: To withhold authority to vote for any individual nominee check the box to vote “FOR” all nominees and strike a line through the nominee’s name in the list below.)

(1) Monroe J. Carell, Jr.	(2) Raymond T. Baker	(3) Claude Blankenship	(4) Kathryn Carell Brown
(5) Emanuel J. Eads	(6) Lewis Katz	(7) Edward G. Nelson	(8) Owen G. Shell, Jr.
(9) William B. Smith
2.	TO APPROVE THE ADOPTION OF THE CENTRAL PARKING CORPORATION 2006 LONG-TERM INCENTIVE PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING:

☐ FOR DISCRETION	☐ AGAINST DISCRETION	☐ ABSTAIN
(Continued on reverse side)